Exhibit 99.3

                         _____________________________
                         Dated 16 December 2000

                             Rail Freight Corridor
                              Land Use Agreement
                               (NarrowGauge) and
                            Railway Infrastructure
                                     Lease

                          The Hon Murray Criddle MLC
                      exercising powers under section 42
                      of the Rail Freight System Act 2000
                                 ("Minister")
                            The Western Australian
                        Government Railways Commission
                        exercising powers under sections
                        8(7) and 44 of the Rail Freight
                       System Act 1999 and section 62 of
                       the Government Railways Act 1904
                                ("Commission")
                        The Hon Richard Fairfax Court,
                       MLA, Treasurer, exercising power
                     under section 20 of the Rail Freight
                             System Act 2000 (WA)
                                 ("Treasurer")
                         WestNet NarrowGauge Pty Ltd
                              ("Network Lessee")
                      Australia Western Railroad Pty Ltd
                                 ("Purchaser")
                      Australian Railroad Group Pty Ltd
                                 ("Guarantor")


                           Mallesons Stephen Jaques
                                  Solicitors

                                   Level 10
                                 Central Park
                            152 St George's Terrace
                               Perth   WA   6000
                          Telephone (61 8) 9269 7000
                             Fax (61 8) 9269 7999
                                DX 91049 Perth
                             Ref: ML 09 5002 5009

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Contents       Rail Freight Network Use Agreement (NarrowGauge) and Railway
               Infrastructure


1    Purpose and interpretation   . . . . . . . . . . . . . . . . . . . .    3

     Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Defined terms  . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     General rules for interpretation   . . . . . . . . . . . . . . . . .   29
     Unreasonable interference  . . . . . . . . . . . . . . . . . . . . .   31
     No Better or Worse Off   . . . . . . . . . . . . . . . . . . . . . .   32
     Uneconomic   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
     Headings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
     GST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
     Shared Obligations   . . . . . . . . . . . . . . . . . . . . . . . .   33

2    Use of Corridor Land and Lease of Leased Railway Infrastructure  . .   34

     Use of Corridor Land   . . . . . . . . . . . . . . . . . . . . . . .   34
     Lease of Railway Infrastructure  . . . . . . . . . . . . . . . . . .   34
     Reservation to the Minister and the Commission   . . . . . . . . . .   34

3    Description of Corridor Land   . . . . . . . . . . . . . . . . . . .   35

     Corridor Land  . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
     Operation of Maps  . . . . . . . . . . . . . . . . . . . . . . . . .   35
     Adjustment of boundaries   . . . . . . . . . . . . . . . . . . . . .   37
     Guiding Principles   . . . . . . . . . . . . . . . . . . . . . . . .   38

4    Nature of Network Lessee's interest  . . . . . . . . . . . . . . . .   40

     Rights and responsibilities of the Network Lessee  . . . . . . . . .   40
     Agreement not to be registered   . . . . . . . . . . . . . . . . . .   40
     No proprietary interest  . . . . . . . . . . . . . . . . . . . . . .   41
     Native Title   . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
     Rights to Railway Infrastructure   . . . . . . . . . . . . . . . . .   42
     Existing Third Party Interests   . . . . . . . . . . . . . . . . . .   42
     Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
     Rights to notice in respect of land  . . . . . . . . . . . . . . . .   44
     Undertakings by Minister   . . . . . . . . . . . . . . . . . . . . .   44
     Material Leases  . . . . . . . . . . . . . . . . . . . . . . . . . .   44

5    Term   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45


6    Rent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45


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     Obligation to pay rent   . . . . . . . . . . . . . . . . . . . . . .   45
     Interest on late payments  . . . . . . . . . . . . . . . . . . . . .   45

7    CPI Adjustment   . . . . . . . . . . . . . . . . . . . . . . . . . .   46

     CPI Adjustment   . . . . . . . . . . . . . . . . . . . . . . . . . .   46

8    Use of Corridor Land and Leased Railway Infrastructure   . . . . . .   47

     Permitted Use  . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
     Non-Permitted Uses   . . . . . . . . . . . . . . . . . . . . . . . .   48
     Rights and interests in Corridor Land  . . . . . . . . . . . . . . .   50
     Freight Terminals on Corridor Land   . . . . . . . . . . . . . . . .   50
     Avon Valley Access Road  . . . . . . . . . . . . . . . . . . . . . .   51

9    Rights of the Minister and State in respect of Corridor Land   . . .   51

     Structures may be built  . . . . . . . . . . . . . . . . . . . . . .   51
     Improvements   . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
     Non-Corridor Works   . . . . . . . . . . . . . . . . . . . . . . . .   52
     Right to connect   . . . . . . . . . . . . . . . . . . . . . . . . .   52

10   Compensation for works   . . . . . . . . . . . . . . . . . . . . . .   54

     Interference   . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
     Compensation   . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
     Minimise disruption  . . . . . . . . . . . . . . . . . . . . . . . .   56
     Access   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
     Ownership of works   . . . . . . . . . . . . . . . . . . . . . . . .   56

11   Specific new projects  . . . . . . . . . . . . . . . . . . . . . . .   57

     Urban Passenger Network  . . . . . . . . . . . . . . . . . . . . . .   57
     Geraldton  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57

12   Relocation of Lines  . . . . . . . . . . . . . . . . . . . . . . . .   58

     Relocation   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
     Surrender of old Line  . . . . . . . . . . . . . . . . . . . . . . .   59
     Interference   . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
     Offer of compensation  . . . . . . . . . . . . . . . . . . . . . . .   60
     Minimum interference   . . . . . . . . . . . . . . . . . . . . . . .   60
     Access for Minister  . . . . . . . . . . . . . . . . . . . . . . . .   61
     Ownership of works   . . . . . . . . . . . . . . . . . . . . . . . .   61
     Dispute  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
     New maps   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62


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13   Network Lessee's works   . . . . . . . . . . . . . . . . . . . . . .   62

     Railway Infrastructure   . . . . . . . . . . . . . . . . . . . . . .   62
     New Works  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
     Records of New Works   . . . . . . . . . . . . . . . . . . . . . . .   64

14   Access   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64

     Network Lessee's obligations as to access  . . . . . . . . . . . . .   64
     Minister's right of access   . . . . . . . . . . . . . . . . . . . .   64
     Private Level Crossings and tunnels  . . . . . . . . . . . . . . . .   65

15   Maintenance obligations  . . . . . . . . . . . . . . . . . . . . . .   66

     Systems  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
     Fit for Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . .   66
     Initial Performance Standards  . . . . . . . . . . . . . . . . . . .   66
     Works to land  . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
     Return Condition   . . . . . . . . . . . . . . . . . . . . . . . . .   67
     Maintenance Plan   . . . . . . . . . . . . . . . . . . . . . . . . .   67
     Escrow Account   . . . . . . . . . . . . . . . . . . . . . . . . . .   69
     Grain Network  . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
     Level Crossings, bridges, tunnels and pedestrian crossings   . . . .   70
     Review of Performance Standards  . . . . . . . . . . . . . . . . . .   71
     Rail Safety Act accreditation  . . . . . . . . . . . . . . . . . . .   73

16   Surrender of Lines   . . . . . . . . . . . . . . . . . . . . . . . .   74

     Surrender right  . . . . . . . . . . . . . . . . . . . . . . . . . .   74
     Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
     Compensation on termination  . . . . . . . . . . . . . . . . . . . .   75

17   Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77

     GST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77

18   Force Majeure, damage and destruction  . . . . . . . . . . . . . . .   80

     Force Majeure notice   . . . . . . . . . . . . . . . . . . . . . . .   80
     Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
     Meeting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
     Suspension of obligations  . . . . . . . . . . . . . . . . . . . . .   81
     Force Majeure ceases   . . . . . . . . . . . . . . . . . . . . . . .   82
     Alternative arrangements   . . . . . . . . . . . . . . . . . . . . .   82
     Repair and replacement of Railway Infrastructure   . . . . . . . . .   82

19   Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83

                                     -iii-

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     Network Lessee to maintain insurance   . . . . . . . . . . . . . . .   83
     Insureds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
     Supply details of insurance  . . . . . . . . . . . . . . . . . . . .   84
     Not to invalidate insurance  . . . . . . . . . . . . . . . . . . . .   85
     Minister's rights  . . . . . . . . . . . . . . . . . . . . . . . . .   85

20   Network Lessee's liability and indemnity   . . . . . . . . . . . . .   85

     Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
     Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86

21   Warranties   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87

     Warranties by the State  . . . . . . . . . . . . . . . . . . . . . .   87
     Network Lessee's warranties  . . . . . . . . . . . . . . . . . . . .   88

22   Disclaimers and acknowledgments  . . . . . . . . . . . . . . . . . .   90

23   Default and termination  . . . . . . . . . . . . . . . . . . . . . .   91

     Essential terms  . . . . . . . . . . . . . . . . . . . . . . . . . .   91
     Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . .   91
     Minister's right to terminate  . . . . . . . . . . . . . . . . . . .   92
     Minister's rights on termination or expiration of the Term   . . . .   93
     Step in rights   . . . . . . . . . . . . . . . . . . . . . . . . . .   93
     Assignment and novation of contracts on Termination  . . . . . . . .   94
     Infrastructure of the Purchaser  . . . . . . . . . . . . . . . . . .   95
     Penalties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95

24   [This clause has been deliberately left blank]   . . . . . . . . . .   96

25   Sharing of information, reporting and co-operation   . . . . . . . .   96

26   Stamp duty   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   98

27   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99

28   Assignment and charging  . . . . . . . . . . . . . . . . . . . . . .  100

     No interest to be created without consent  . . . . . . . . . . . . .  100
     Requirements for assignment  . . . . . . . . . . . . . . . . . . . .  101
     Network Lessee liability   . . . . . . . . . . . . . . . . . . . . .  103
     Exclusion of statutory provisions  . . . . . . . . . . . . . . . . .  103
     Costs and expenses   . . . . . . . . . . . . . . . . . . . . . . . .  103
     Charging   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  103

29   Exercise of rights   . . . . . . . . . . . . . . . . . . . . . . . .  105

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30   Waiver and variation   . . . . . . . . . . . . . . . . . . . . . . .  105

31   Approvals and consents   . . . . . . . . . . . . . . . . . . . . . .  105

32   Remedies cumulative  . . . . . . . . . . . . . . . . . . . . . . . .  106

33   No merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106

34   Indemnities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106

35   Further assurances   . . . . . . . . . . . . . . . . . . . . . . . .  107

36   Treasurer's guarantee and indemnity  . . . . . . . . . . . . . . . .  108

37   Supervening legislation  . . . . . . . . . . . . . . . . . . . . . .  109

38   Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . .  109

39   Sovereign immunity   . . . . . . . . . . . . . . . . . . . . . . . .  111

40   Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . .  111

41   Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . .  111

42   No representations or warranties   . . . . . . . . . . . . . . . . .  112

43   Dispute resolution   . . . . . . . . . . . . . . . . . . . . . . . .  112

44   Governing law, jurisdiction and service of process   . . . . . . . .  117

45   No undisclosed principals or undisclosed trusts  . . . . . . . . . .  118

46   Guarantee and indemnity  . . . . . . . . . . . . . . . . . . . . . .  118

     Guarantor's obligations  . . . . . . . . . . . . . . . . . . . . . .  118
     Duration and application   . . . . . . . . . . . . . . . . . . . . .  119
     No prejudice to rights   . . . . . . . . . . . . . . . . . . . . . .  120
     Restriction on Guarantors' claims  . . . . . . . . . . . . . . . . .  121
     Minister's rights  . . . . . . . . . . . . . . . . . . . . . . . . .  121
     Costs and expenses   . . . . . . . . . . . . . . . . . . . . . . . .  122
     Assignment of benefit of this agreement  . . . . . . . . . . . . . .  122

47   Consents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  122

     Consents and approvals not to be unreasonably withheld   . . . . . .  122



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Schedule 1     CBH Sites

Schedule 2     Excluded Railway Infrastructure

Schedule 3     Existing Third Party Interests

Schedule 4     Initial Performance Standards
Schedule 5     Material Leases

Schedule 6     Non-Corridor Land Railway Infrastructure

Schedule 7     Penalties

Schedule 8     CPI Index Change
Schedule 9     Country Passenger Stations and Stopping Places

Annexure A     Grain Line Strengthening Plan

Annexure B     Southern Suburbs Urban Rail Line

Annexure C     Midland to Bellevue Extension Proposal
Annexure D     Geraldton Line Relocation

Annexure E     Avon Valley Access Road
























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

                                  Rail Freight Corridor Land Use Agreement
                                  (NarrowGauge) and Railway Infrastructure
                                  Lease

Date:                             16 December 2000

Parties: THE HON MURRAY CRIDDLE MLC EXERCISING POWERS UNDER SECTION 43 OF THE RAIL FREIGHT SYSTEM ACT 2000 (WA) ("Minister")

                                  THE WESTERN AUSTRALIAN GOVERNMENT RAILWAYS
                                  COMMISSION EXERCISING POWERS UNDER SECTIONS
                                  8(7) AND 44 OF THE RAIL FREIGHT SYSTEM ACT
                                  2000 AND SECTION 62 OF THE GOVERNMENT
                                  RAILWAYS ACT 1904  ("Commission")

                                  THE HON. RICHARD FAIRFAX COURT MLA,
                                  TREASURER OF THE STATE OF WESTERN
                                  AUSTRALIA, EXERCISING POWERS UNDER SECTION
                                  20 OF THE RAIL FREIGHT SYSTEM ACT 2000 (WA)
                                  ("Treasurer")

                                  WESTNET NARROWGAUGE PTY LTD ACN 094 736 900 having its registered office at 11th Floor, Wesfarmers House, 40 The Esplanade, Perth, Western Australia ("Network Lessee")

                                  AUSTRALIA WESTERN RAILROAD PTY LTD ACN 094
                                  792 275 having its registered office at 11th Floor, Wesfarmers House, 40 The Esplanade, Perth, Western Australia ("Purchaser")

                                  AUSTRALIAN RAILROAD GROUP PTY LTD ACN 080
                                  579 308 having its registered office at 11th Floor, Wesfarmers House, 40 The Esplanade, Perth, Western Australia ("Guarantor")

Recitals:
                          A.      The Commission, under the Government
                                  Railways Act 1904, carries on a business of transporting freight by rail and road in Western Australia and is the agency through which the State has developed the Railway Infrastructure.


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                          B.      The Government of Western Australia decided
                                  that it was no longer necessary for the
                                  State through the Commission to be involved in the Freight Business. Accordingly, it has decided that the Commission and the State should sell the Freight Business.

                          C. The Railways (Access) Act 1998 provides for a regime of third party access to certain railways including the Railway
                                  Infrastructure.

                          D.      The Rail Freight System Act 2000
                                  facilitated the sale of the Freight
                                  Business to the Purchaser and others and the use of certain land by the Network Lessee for Permitted Uses.

                          E. The Minister on behalf of the State of Western Australia has entered into this agreement with the Network Lessee with the objectives of (amongst other things):

                                  (a)      expanding the use of the Network by
                                           the Purchaser and others;

                                  (b)      subject to the Act and the Access
                                           Regime disposing of the Freight
                                           Business on a vertically integrated
                                           basis; and

                                  (c)      ensuring that a person using or
                                           occupying that part of the Network
                                           comprised of standard gauge track
                                           has a financial or legal interest
                                           in the continued maintenance and
                                           operation of the narrow gauge
                                           track.

                          F.      Pursuant to the Sale Agreement, the
                                  Minister has agreed to sell the Freight
                                  Business and to enter into this agreement at Completion.

                          G. By orders made under section 34 of the Rail Freight System Act 2000, the Act Minister designated the land the subject of this agreement and the Lease Agreement (StandardGauge) as Corridor Land.

                          H. The approval of the Governor and of the Minister for Transport has been provided under the Government Railways Act 1904 for the Commission to enter into this agreement.

Operative provisions:

1        Purpose and interpretation

Purpose

                    1.1 This agreement sets out the terms on which the Network Lessee is to be given the right to use the Corridor Land and Leased Railway Infrastructure for Permitted Uses during the Term. The Minister and the Network Lessee agree that the provision of this agreement constitutes the transfer of a going concern.

Defined terms

                    1.2 The following words have these meanings in this agreement unless the contrary intention appears:

                            Act means the Rail Freight System Act 2000.

                            Act Minister has the same meaning as in section 31 of the Act.

                            Access Act means the Railways (Access) Act 1998.

                            Access Agreements means:

                            (a)    the Transferred Access Arrangements;

                            (b) all access agreements entered into by the Network Lessee on or after the date of this agreement as a result of an access application made under the Access Code;

                            (c)    the Country Passenger Access Agreement;
                                   and

                            (d) all other agreements entered into by the Network Lessee or a Related Entity of the Network Lessee on or after the date of this agreement whereby the Network Lessee or a Related Entity of the Network Lessee has granted access to a party (including the Commission) to use Railway Infrastructure.

                            Access Code means the code established pursuant to the Access Act.

                            Access Regime means the Access Act and the Access Code.

                            Access Revenue means the revenue derived by the Network Lessee in consideration for the provision of access to the Network, including from the Purchaser and any other Related Entity of the Network Lessee.

                            Approved Additional Use means, in respect of the Corridor Land and Leased Railway Infrastructure, a use other than a Permitted Use which is approved by the Minister under clause 8.6.

                            ARTC means the Australian Rail Track Corporation Limited ACN 081 455 754.

                            Avoidable Costs means in respect of a Line, the difference between the long term costs of maintaining all of the Leased Railway Infrastructure, including the Line, in accordance with this agreement (including capital expenditure) and the long term costs that would otherwise be incurred in doing so, if the Line was not part of the Leased Railway Infrastructure.

                            Avon Valley Access Road means the road shown on Annexure E.

                            Authorised Officer means a person appointed by a party to act as an Authorised Officer for the purposes of this agreement.

                            Authority means any governmental or other public body, local authority or other authority of any kind.

                            Bank means a bank carrying on banking business in Perth.

                            Brunswick to Collie Line means the Line shown on Map described as railway identification plan 71, 02-3.

                            Business Day means a day on which Banks are open for general banking business in Perth (not being a Saturday, Sunday or public holiday in Perth).

                            CBH means Co-operative Bulk Handling Ltd.

                            CBH Sites means those sites listed in Schedule 1 to be leased to CBH in accordance with the transaction described in that Schedule.

                            Civic Purposes means any purpose, other than a predominant purpose of deriving income or profits, that the Minister considers to be beneficial to the public or a section of the public of Western Australia.

                            Commencement Date means the date Completion occurs.

                            Communications and Signalling Agreement means the Signalling, Train Control and Communications Systems Services Agreement between the Network Lessee, the Purchaser and the Commission.

                            Completion means completion under the Sale
                            Agreement.

                            Confidential Information in respect of a party means:

                            (a) all Information relating to the policies, business, technology or other affairs of:

                                   (i)     the party; or

                                   (ii)    any Related Entity of the party;

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

                                   including:

                                   (iii)   Information which is designated or
                                           indicated as being the property or
                                           confidential information of the
                                           party, any of its Related
                                           Entities; and

                                   (iv)    trade secrets or Information which
                                           is capable of protection at law or
                                           equity as confidential
                                           information,

                                   whether that Information was disclosed:

                                   (v)     orally, in writing or in
                                           electronic or machine readable
                                           form;

                                   (vi)    before, on or after the date of
                                           this agreement; or

                                   (vii)   by the party, any of its
                                           Representatives, any of its
                                           Related Entities, any
                                           Representatives of its Related
                                           Entities or by any third person;
                                           and

                            (b)    the terms of this agreement,

                            but excludes the Excluded Information.

                            Contaminant means a solid, liquid, gas, odour, head, sound, vibration, radiation or substance which makes or may make the Freight Terminals or any other land or the surrounding Environment:

                            (a)    unsafe or unfit for habitation or
                                   occupation by person or animals;

                            (b) degraded in its capacity to support plant life; or

                            (c)    otherwise environmentally degraded.

                            Controller has the meaning given to it by section 9 of the Corporations Law.

                            Corridor Land means all of the land designated as Corridor Land under the Corridor Land Designation Order, namely the Corridor Land NarrowGauge and Corridor Land StandardGauge and in the context of:

                            (a)    this agreement, means:  Corridor Land
                                   NarrowGauge unless the context indicates that it means Corridor Land NarrowGauge and Corridor Land StandardGauge;

                            (b)    the Lease Agreement (StandardGauge) means:
                                   Corridor Land StandardGauge unless the
                                   context indicates that it means Corridor
                                   Land StandardGauge and Corridor Land
                                   NarrowGauge; and

                            (c) this agreement and the Lease Agreement (StandardGauge) means: both Corridor Land NarrowGauge and Corridor Land
                                   StandardGauge,with the intent and to the effect that the Corridor Land NarrowGauge and the Corridor Land StandardGauge together comprise all of the land designated as Corridor Land under the Corridor Land Designation Order.

                            Corridor Land Designation Order means the order made under section 34 of the Act and titled Rail Freight System (Corridor Land) Order 2000 and published in the Government Gazette on 27 October 2000.

                            Corridor Land NarrowGauge means that part of the Corridor Land as relates to the Network NarrowGauge, being all of the Corridor Land other than the Corridor Land StandardGauge.

                            Corridor Land StandardGauge has the meaning in the Lease Agreement (StandardGauge).

                            Country Passenger Access Agreement means the agreement of that name which takes effect between the Commission and the Network Lessee in respect of the Country Passenger Services, by virtue of the Transfer Order.

                            Country Passenger Services means the Prospector, Australind and Avonlink Passenger Services carried on by the Commission.

                            Country Passenger Stations and Stopping Places means the places described in Schedule 9.

                            CPI Adjustment Date means each anniversary of the Commencement Date.

                            CPI Adjustment Notice means a notice given by the Minister under clause 7.2.

                            CPI Index means the Consumer Price Index Groups index number for the weighted average of 8 capital cities published by the Australian Bureau of Statistics under Catalogue Number 6401.0 from time to time.

                            CPI Number means the relevant number shown by the CPI Index but if Schedule 9, paragraph 1(b) applies, the number selected in accordance with that paragraph.

                            Current CPI Number means, in respect of a CPI Adjustment Date, the CPI Number last published before that relevant CPI Adjustment Date.

                            Customer Contracts means:

                            (a) the contracts for the carriage of goods by rail which are novated to the Purchaser by a Transfer Order; and

                            (b) all other agreements entered into by the Purchaser or a Related Entity of the Purchaser on or after the date of this agreement for the carriage of goods by rail using the Network.

                            Data Room means the data room made available to the Purchaser at Level 18, Allendale Square, 77 St Georges Terrace, Perth.

                            Disclosed means the provision of information in the Data Room established by the Rail Freight Sale Taskforce at 18th Floor, Allendale Square, 77 St Georges Terrace, Perth, Western Australia, or in this agreement, or in the Information Memorandum or otherwise in writing to the Network Lessee or any of its Representatives on or before the date of this agreement.

                            Dispute means a dispute, controversy or claim.

                            Dollars, AUD, A$ and $ means the lawful currency of Australia.

                            Encumbrance means any lease, licence, Native Title, easement, mortgage, charge, lien, pledge, deposit, hypothecations, restrictive covenant, building condition, retention of title or other interest of any third party affecting any property or any agreement to create such interest.

                            End Point means a point shown on a Map to which a Line goes.

                            Environment means the physical factors of the surroundings of persons including the land, waters, atmosphere, climate, sound, odours, taste, the biological factors of animals and plants and the social factor of aesthetics.

                            Environmental Law means a law regulating or otherwise relating to the Environment, including but not limited to any law relating to land use, planning, pollution of air or water, soil or ground water contamination, chemicals, waste, use of dangerous goods or to any other aspect of protection of the Environment or person or property.

                            Escrow Account means the Bank account referred to in clause 15.14.

                            Event of Default means each of the events described in clause 23.2.

                            Excluded Information means  information:

                            (a) which is in or becomes part of the public domain other than through breach of this agreement or the Sale Agreement or an obligation of confidence owed to a party;

                            (b) which a party can prove by contemporaneous written documentation was already known to it at the time of disclosure by another party or its Representatives (other than if such knowledge arose from disclosure of information in breach of an obligation of confidentiality); or

                            (c) which a party acquires from a third party entitled to disclose it.

                            Excluded Railway Infrastructure means the Railway Infrastructure described in Schedule 2 and Railway Infrastructure which is to remain the property of the Commission as referred to in the Communications and Signalling Agreement.

                            Existing Relevant Information means:

                            (a) in the case of the Network Lessee, the Information acquired by the Purchaser or the Network Lessee from the Commission under the Sale Agreement and the Transfer Orders; and

                            (b)    in the case of the Commission, all
                                   Information remaining in the possession of the Commission about the Corridor Land and the Leased Railway Infrastructure.

                            Existing Third Party Interests means all third party interests described in Schedule 3.

                            Financial Statements means an audited:

                            (a)    profit and loss statement;

                            (b)    balance sheet; and

                            (c)    statement of cash flows,
                            together with the notes to those documents and a directors' declaration as required under the Corporations Law and any other information necessary to give a true and fair view of the assets and liabilities of the entity or entities to which they relate.

                            Financial Year means the period commencing on 1 July and ending on the next 30 June.

                            Fit for Purpose means (subject to clause 15.3), in respect of Leased Railway Infrastructure, the Leased Railway Infrastructure is in a physical condition such that:

                            (a)    the Leased Railway Infrastructure can
                                   sustain the use of the Leased Railway
                                   Infrastructure:

                                   (i)     that is required by third parties
                                           under the Access Agreements;

                                   (ii)    that is required for the Purchaser
                                           or any Related Entity of the
                                           Purchaser to perform its
                                           obligations under the:

                                           (A)     State Agreement
                                                   Obligations; and

                                           (B)     Customer Contracts; and

                            (b)    the provisions of sections 12(6), (7) and
                                   (8) of the Act are complied with; and

                            (c) the provisions of the Rail Safety Act are complied with.

                            Five Year Anniversary means each of the days falling 5, 10, 15, 20, 25, 30, 35, 40 and 45 years from the Commencement Date.

                            Force Majeure means any event or circumstance or combination of events and circumstances, beyond the reasonable control of a party, which causes or results in default or delay in the performance by that party of any of its obligations under this agreement, except an obligation to pay money, where the event or circumstance or series or combination of events and circumstances could not have been prevented, overcome or remedied by:

                            (a) the exercise by the affected party of a standard of care and diligence consistent with that of a prudent and competent person in the position of that party; or

                            (b) the expenditure of a reasonable amount of money;

                            including but not limited to:

                            (c)    fire, lightning, explosion, flood,
                                   earthquake, storm, hurricane, action of
                                   the elements, riot, civil commotion,
                                   malicious damage, natural disaster,
                                   sabotage, act of a public enemy, act of
                                   God, war (declared or undeclared),
                                   blockade, revolution, radioactive
                                   contamination, toxic or dangerous
                                   contamination, or force of nature; and

                            (d) strikes, lockouts, industrial disputes, industrial difficulties, labour difficulties, work bans, blockades or picketing.

                            Freight Business means the business of carrying goods by rail and road and the provision of access to third parties to the Network under the Access Agreements and handling and storing of goods presently carried on by the Commission.

                            Freight Terminals means the freight terminals to be sold, leased or licensed to the Purchaser under the Sale Agreement.

                            Government Gazette means the Government Gazette of Western Australia printed and published, or purporting to be printed and published, by the Government Printer and includes any supplement to it.

                            Government Railway means a railway as defined in
                            section 2 of the Government Railways Act 1904.

                            Grain Contract means the Western Australian
                            Export Grain Transportation and Handling
                            Agreement dated 9 June 2000 between the
                            Commission, CBH, AWB Limited, The Grain Pool of Western Australia and AgraCorp Pty Ltd, The Pastoralists and Graziers Association of Western Australia and The Western Australian Farmers Federation Inc.

                            Grain Line Strengthening Plan means the capital works programme described in Annexure A.

                            Grain Logistics Committee means the committee of that name referred to in the Grain Line Strengthening Plan.

                            Grain Network means the Lines shown on Map denoted as CE Plan 82081.

                            Guiding Principles means the principles set out in clause 3.6.

                            Incidental Uses means:

                            (a)    the lease of Corridor Land to Local
                                   Governments for Civic Purposes; and

                            (b) the development of new freight terminals on Corridor Land as contemplated by clause 8.13.

                            Indirect Loss means loss or damage which does not flow directly and immediately from the relevant event, circumstance, act or omission, and includes:

                            (a) any special, indirect or incidental loss or damage; and

                            (b) loss or damage arising from loss or denial of opportunity, whether claim for such loss or damage is based in contract, in negligence or any other tort or any kind, under warranty or otherwise.

                            Information means information in any form and includes without limitation ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, tracings, plans, maps, diagrams, models, functions and capabilities, systems , manuals and designs including copies, abstracts, reports, notes and summaries.

                            Information Memorandum means the Information
                            Memorandum dated 30 June 2000 and issued by the Rail Freight Sale Task Force in relation to the sale of the Freight Business.

                            Information Representative means a person appointed by a party under clause 25.1.

                            Initial Performance Standards means the standards set out in Schedule 4.

                            Initial Rent has the meaning given in the Sale Agreement.

                            Insolvency Event in relation to a person means the happening of one or more of the following events:

                            (a) an order is made that the person be wound up;

                            (b)    a liquidator, provisional liquidator,
                                   receiver or other administrator in respect of the person, or one of them is appointed whether or not under an order;

                            (c)    a resolution is passed to appoint an
                                   insolvency administrator in respect of the person;

                            (d) the person enters into, or resolves to enter into, a scheme of arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any of them other than a solvent reconstruction;

                            (e)    the person resolves to appoint an
                                   administrator to itself, wind itself up, or otherwise dissolves itself, or gives notice of intention to do so, or is otherwise wound up or dissolved;

                            (f)    the person is, or states that it is,
                                   unable to pay its debts as and when they fall due;

                            (g)    the person takes any step to obtain
                                   protection, or is granted protection, from its creditors under any applicable legislation in any applicable jurisdiction; and

                            (h) anything having a substantially similar effect to any of the events specified in paragraphs (a) to (g) above happens under the laws of any applicable jurisdiction.

                            Kalgoorlie to Esperance Line means the Line shown on Map described as railway identification plan 01-13, 51, 51-1 to 51-7.

                            Kalgoorlie to Leonora Line means the Line shown on Map described as railway identification plan 01-13, 52, 52-1 to 52-5.

                            Kenwick to Jandakot Line means the Line shown on Department of Transport Map 919-00-10 Rev C.

                            Kwinana to Kalgoorlie Line means the Line shown on Map described as railway identification plan 01, 02, 01-1 to 01-13.

                            Last Balance Date means 30 June 2000.

                            Law includes any constitutional provision, treaty, decree, convention, statute, Act of Parliament, Act, regulation, rule, ordinance, proclamation, subordinate legislation, by-law, judgment, rule of common law or equity, rule, ruling or guideline by a competent entity exercising jurisdiction in the relevant matter, including a rule, ruling or guideline of the Federal Treasurer, Foreign Investment Review Board, the Australian Competition & Consumer Commission or National Competition Council or any other government agency.

                            Lease Agreement (StandardGauge) means the agreement, dated the same date as this agreement, between the Minister, the Commission, the Treasurer, WestNet StandardGauge, the Purchaser and the Guarantor.

                            Leased Railway Infrastructure means:

                            (a)    all of the Railway Infrastructure on
                                   Corridor Land, other than the Excluded
                                   Railway Infrastructure; and

                            (b)    Non-Corridor Land Railway Infrastructure,

                            and includes all repairs or additions to and replacement of Leased Railway Infrastructure from time to time in accordance with this agreement.

                            Level Crossing means where a road crosses or intersects the Corridor Land.

                            Line means Corridor Land NarrowGauge or Corridor Land StandardGauge between any End Points shown on a Map.

                            Local Government means a local government established under the Local Government Act 1995.

                            Maintenance Obligation means an obligation of the Network Lessee under clause 15.

                            Maintenance Plan means a plan presented under clause 15.7.

                            Maps means the maps contained in the booklet dated the date of this agreement and initialled by the Minister and an Authorised Officer on behalf of the Network Lessee.

                            Material Adverse Effect includes something which materially adversely affects:

                            (a) the legality, validity or enforceability of this agreement; or

                            (b)    a party's ability to observe its
                                   obligations under this agreement; or

                            (c)    the rights of a party under this
                                   agreement; or

                            (d) the ability of a person to carry on its business as it is from time to time conducted.

                            Material Change in Circumstances means in relation to the Network Lessee or a Related Entity of the Network Lessee:

                            (a) a material change to the obligations of the Network Lessee to provide access under an Access Agreement;

                            (b) a material change to the obligations of a Related Entity of the Network Lessee to carry freight under a contract with a customer of it; or

                            (c) a material change to the requirements as to either access or freight task of a State Agreement Party.

                            Material Event of Default in relation to the Network Lessee means the happening of one or more of the following events:

                            (a) the failure by the Network Lessee to pay the Rent within 30 days of a notice from the Minister demanding payment;

                            (b) failure to remedy a material breach of a Maintenance Obligation within 120 days of notice from the Minister requiring the breach to be remedied provided that such period will be extended by such further period of time as is reasonably necessary

                                   (not being more than a further 120 days) to cure such breach if the Network Lessee is, in the reasonable opinion of the Minister, diligently pursuing rectification of such breach;

                            (c) the failure by either the Network Lessee or the Purchaser to remedy a material breach of a State Agreement Obligation within 120 days notice from the Minister requiring the breach to be remedied;

                            (d) the Network Lessee (or any Related Entity of the Network Lessee that is legally required to be accredited as an owner) not becoming accredited as an owner under the Rail Safety Act within 90 days of the Director General under that Act formally advising the Network Lessee in writing that it considers that the then safety management responsibilities of the Network Lessee render it necessary for it (or a Related Entity of it, as aforesaid) to be so accredited;

                            (e) the Network Lessee ceases to be a person that is an "eligible company" for the purposes of section 13(2) of the Act for more than 30 days;

                            (f) an Insolvency Event having occurred in respect of the Network Lessee or the Guarantor; or

                            (g)    termination of the Lease Agreement
                                   (NarrowGauge) for a "Material Event of
                                   Default" under that agreement.

                            Material Financial Obligation means an obligation in respect of an amount or amounts exceeding $100,000 (per event) adjusted by movements in CPI in accordance with clause 7.

                            Material Leases means each of the leases referred to in Schedule 5.

                            Member of Parliament means a member of the Parliament.

                            Midland to Bellevue Extension means the proposed extension of the Urban Passenger Network described in Annexure C.

                            Minimum Expenditure Amount means the amount referred to in a Maintenance Plan as estimated to be necessary to be spent on maintenance in a year.

                            Minister means the Corridor Minister under the Act.

                            Narngulu/ Geraldton Port Line means the Line shown on Map described as railway identification plan 91.

                            Native Title means native title as that term is defined in the Native Title Act 1993 (Cth).

                            Native Title Claim Group has the meaning given in the Native Title Act 1993 (Cth).

                            Net Tonnes means the net tonnage of goods carried by a train.

                            Network means Leased Railway Infrastructure and New Works on the Corridor Land and in the context of:

                            (a)    this agreement means:  the Network
                                   NarrowGauge unless the context indicates that it means both the Network NarrowGauge and the Network StandardGauge;

                            (b) the Lease Agreement (StandardGauge) means: the Network StandardGauge unless the context indicates that it means both the Network StandardGauge and the Network NarrowGauge; and

                            (c)    the agreement and the Lease Agreement
                                   (StandardGauge) means both parts of the
                                   Network,
                            with the intent and to the effect that the Network StandardGauge and the Network NarrowGauge together comprise all of the Network.

                            Network Lessee means in the context of:

                            (a)    this agreement:  WestNet NarrowGauge;

                            (b)    the Lease Agreement (StandardGauge):
                                   WestNet StandardGauge; and

                            (c) this agreement and the Lease Agreement (StandardGauge): both WestNet NarrowGauge and WestNet StandardGauge.

                            Network StandardGauge has the meaning in the Lease Agreement (StandardGauge).

                            Network NarrowGauge means that part of the Network as comprises or incidentally relates to the narrow gauge tracks, being all of the Network other than the Network StandardGauge.

                            New Works means work constructed on Corridor Land NarrowGauge by the Network Lessee which:

                            (a) is not an addition to or replacement of Leased Railway Infrastructure; and

                            (b) is not attached or connected to Leased Railway Infrastructure,

                            on that Corridor Land.

                            Non-Corridor Land Railway Infrastructure means all of the Railway Infrastructure referred to in
                            Schedule 6, including Railway Infrastructure on Port Authority Land.

                            Parliament means the Parliament of the State of Western Australia.

                            Performance Standards means the Initial
                            Performance Standards and any performance standard adopted under clauses 15.21 to 15.26.

                            Permitted Use means any use of the Corridor Land or Leased Railway Infrastructure for or incidental to the operation of a railway including, without limitation:

                            (a) the operation of locomotives and rolling stock;

                            (b)    the movement of livestock, goods or
                                   people;

                            (c) the provision of facilities and services reasonably required in connection with the operation of a railway; and

                            (d) the provision of access to Corridor Land or Leased Railway Infrastructure for any of the uses described in paragraphs (a),
                                   (b) or (c);

                            and includes the Incidental Uses.

                            Perth to Bunbury Line means the Line shown on Maps described as railway identification plans 01, 02-1, 02-2, 02-3, 75.

                            Perth to Geraldton Line means the Line shown on Maps described as railway identification plans 01, 03, 03-1 to 03-7, 91, 94.

                            Planning Law means a law regulating or otherwise relating to the uses of land or the construction of things on land.

                            Port Authority means an Authority with
                            responsibility for a port.

                            Port Authority Land means in respect of North Quay, Fremantle, Geraldton, Bunbury, Albany and Esperance the land shown on the Maps as being under the control of a Port Authority.

                            Practical Completion means in respect of works, the date on which the works reach practical completion for the purpose of any contract relating to such works or, if there is no contract, the date when the works are complete, other than for minor repairs and finishings.

                            Previous CPI Number means, in respect of a CPI Adjustment Date, the CPI Number last published before the later of the Commencement Date or the last preceding CPI Adjustment Date.

                            Private Level Crossing means a Level Crossing that is not generally used by the public, including occupational crossings and level crossings that are private roads.

                            Prospector, Australind and Avonlink Passenger Services means the intrastate railway passenger businesses currently carried on under those names by the Commission and for which the Network Lessee has agreed to provide access to parts of the Network under the Country Passenger Access Agreement.

                            Public Works Act means  the Public Works Act 1902
                            (WA).

                            Rail Freight Sale Task Force means the task force established by the Minister to advise the Minister on the sale of the Freight Business.

                            Rail Safety Act means the Rail Safety Act 1998
                            (WA).

                            Railway Crossing Protection in Western Australia
                            - Policy and Guidelines means the document of that name made available in the Data Room, together with such other policies or guidelines as may apply from time to time in respect of the obligations of Local Governments in respect of Level Crossings.

                            Railway Infrastructure means facilities used in connection with the operation of a railway, including:

                            (a)    railway track, ballast, sleepers,
                                   associated track structures, over or under track structures, supports (including supports for equipment or items associated with the use of a railway);

                            (b)    tunnels, bridges, viaducts, culverts,
                                   pipes, conduits and drains;

                            (c)    stations and platforms;

                            (d) train control systems, signalling systems and communication systems;

                            (e)    electric traction infrastructure;

                            (f)    buildings and workshops; and

                            (g)    associated plant machinery and equipment;

                            but not including:

                            (h) private sidings and spur lines connected to premises which were not, prior to the Corridor Land Designation Order, under the management or control of the Commission;

                            (i) rolling stock, rolling stock maintenance facilities, office buildings, housing, or terminal yards and terminals;

                            (j)    Country Passenger Stations and Stopping
                                   Places; or

                            (k) Assets or Access Assets as defined in the Sale Agreement.

                            Rate means the rate from time to time which is two percentage points above:

                            (a)    the 90 day bank bill swap rate; or

                            (b) if such rate ceases to be published then such equivalent reference rate as may reasonably be determined by the Treasurer of the State.

                            Related Entity of an entity means another entity which is related to the first within the meaning of section 50 of the Corporations Law or is an economic entity (as defined in any approved accounting standard) which contains the first.

                            Relevant Information means Information in the possession of a party about:

                            (a)    Corridor Land; or

                            (b)    Leased Railway Infrastructure;  or

                            (c)    New Works; or

                            (d)    rail safety procedures, manuals or
                                   policies relevant to a party's
                                   accreditation under the Rail Safety Act,

                            which is, in the reasonable opinion of a party requesting the Relevant Information, necessary or desirable for that party to have access to for the purpose of:

                            (a)    in the case of the Minister;

                                   (i)     the performance of this agreement;

                                   (ii)    the exercise of rights under this
                                           agreement; or

                                   (iii)   the operation of the Urban
                                           Passenger Network;

                            (b)    in the case of the Commission, the
                                   performance of its functions under the
                                   Government Railways Act; or

                            (c)    in the case of the Network Lessee a
                                   Permitted Use of the Corridor Land or
                                   Railway Infrastructure.

                            Rent means the amount of $0.00, adjusted in accordance with clause 7, and payable in nil equal instalments on each of the Rent Payment Dates but does not include the Initial Rent.

                            Rent Payment Date, if any, means the last
                            Business Day in each twelve month period during the Term.

                            Representative of a party means an employee, agent, officer, director, adviser, partner, joint venturer or sub-contractor of that party or of any Related Entity of that party.

                            Return Condition means that each part of the Leased Railway Infrastructure is Fit for Purpose at the expiration of the Term.

                            Sale Agreement means the Agreement for Sale of Business of that name dated 30 October 2000 between the Act Minister, the Commission, the Treasurer of the State, the Network Lessee, WestNet StandardGauge, Westrail Freight Employment Pty Ltd ACN 087 891 601, AWR Lease Co Pty Ltd ACN 094 792 159, the Purchaser, AWR Holdings WA Pty Ltd ACN 094 693 562 and the Guarantor.

                            Services means facilities for the provision or transport of water, electricity, gas, communications or sewerage.

                            Significant Reduction in Use means in respect of a Financial Year:

                            (a) traffic dropping below 200,000 Net Tonnes over a Line; or

                            (b)    traffic over a Line (measured in Net
                                   Tonnes) of less than 50% of the average of the traffic during each of the previous three Financial Years.

                            Southern Suburbs Urban Rail Line Project means the project described in Annexure B.

                            Staff Houses means the houses and barracks which have been sold, licensed or leased to the Purchaser under the Sale Agreement.

                            State means the Crown in the right of the State of Western Australia.

                            State Agreement Obligations means each of the obligations described in Schedule 11 of the Sale Agreement.

                            State Agreement Party has the same meaning as in the Sale Agreement.

                            Tax Act means the Income Tax Assessment Act 1936-1997 (Cth).

                            Taxes means taxes, levies, imposts, deductions, charges, withholding and duties imposed by any government agency (including, without limitation, stamp and transaction duties), together with any related interest, penalties, fines and expenses in connection with them.

                            Term means the period from the Commencement Date until determination of this agreement.

                            Toodyay to Midland Line means the line shown on Maps described as railway identification plans 01, 01-1, 01-2.

                            Transfer Order means an order made under section 23 of the Act and published in the Government Gazette on or before the Commencement Date.

                            Transferred Access Arrangements mean all of the rights and obligations of the Commission under the access agreements entered into by the Commission which are novated to the Network Lessee under the Transfer Order.

                            Urban Passenger Network means the land (and
                            Railway Infrastructure on that land) coloured blue on the Map described as primary network map No 2 shown in Map denoted as CE Plan 82082.

                            WestNet NarrowGauge means WestNet NarrowGauge Pty Ltd ACN 094 736 900 being the Network Lessee under this agreement.

                            WestNet StandardGauge means WestNet StandardGauge Pty Ltd ACN 094 819 360, being the Network Lessee under the Lease Agreement (StandardGauge).

General rules for interpretation

                    1.3 In this agreement unless the contrary intention appears:

                            (a) a reference to this agreement or another instrument includes any variation or replacement of any of them;

                            (b) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

                            (c) the singular includes the plural and vice versa;

                            (d) the word "person" includes a firm, a body corporate, a partnership, joint venture, an unincorporated body or association, or any government agency;

                            (e)    a reference to a person includes a
                                   reference to the person's executors,
                                   administrators, successors, substitutes
                                   (including, without limitation, persons
                                   taking by novation) and assigns;

                            (f) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

                            (g) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

                            (h) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

                            (i) a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later;

                            (j) a reference to an accounting term is to be interpreted in accordance with accounting standards under the Corporations Law and, if not inconsistent with those accounting standards, generally accepted principles and practices in Australia consistently applied by a body corporate or as between bodies corporate over time;

                            (k) a reference to any thing is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

                            (l)    the verb "include" (in all its parts,
                                   tenses and variants) is not used as, nor is it to be interpreted as, a word of limitation;

                            (m) the words "including", "for example", "any other" or "such as" do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

                            (n) if an act prescribed under this agreement to be done by a party on or by a given day is done after 5.30pm on that day, it is taken to be done on the next day;

                            (o) if an event must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day;

                            (p)    a reference to time is a reference to
                                   Perth time; and

                            (q) the fact that this agreement was prepared for the Minister is not to be taken into account in its interpretation.

                    1.4 If a provision of this agreement is inconsistent with a provision of another agreement between the parties the provision of this agreement prevails.

Unreasonable interference

                    1.5 A thing done, to be done or not to be done unreasonably interferes with the Network Lessee's or a Related Entity of the Network Lessee's use of Corridor Land and Leased Railway
                            Infrastructure for a Permitted Use if and only if it does or can reasonably be foreseen to:

                            (a) impose a Material Financial Obligation on the Network Lessee or any Related Entity of the Network Lessee; or

                            (b)    have a Material Adverse Effect on the
                                   Network Lessee or any Related Entity of
                                   the Network Lessee; or

                            (c)    materially increase the costs of, or
                                   materially reduce the profits, financial position or prospects of the Network Lessee or a Related Entity of the Network Lessee or any other party who uses or occupies the Corridor Land and Leased Railway Infrastructure for a Permitted Use or an Approved Additional Use,

                            where a reference to Network Lessee means both WestNet NarrowGauge and WestNet StandardGauge taken together.

                    1.6 A reference to use in clause 1.5 includes a reference to the Network Lessee's or a Related Entity of the Network Lessee's current or proposed Permitted Use of Corridor Land or Leased Railway Infrastructure or both or an Approved Additional Use.

                    1.7 A reference to a proposed Permitted Use means a use that is proposed by the Network Lessee or a Related Entity of the Network Lessee or is reasonably foreseeable as being a use of the Corridor Land or Leased Railway Infrastructure.

No Better or Worse Off

                    1.8 Where a payment of an amount of compensation is to be made under this agreement to a person so that the person is "No Better or Worse Off" than if something had not been done, the amount is to be calculated so that upon payment the person's financial position and prospects are, taking into account all relevant facts, matters and circumstances (including any reasonably anticipated increased or reduced cost of complying with clause 15), substantially the same as they would have been if the things had not been done.

Uneconomic

                    1.9 For the purpose of clause 16.2(b), the maintenance of a Line is "Uneconomic" if the Avoidable Costs reasonably attributable to the requirement to maintain the Line required by clause 15 for a three year period exceed all the additional revenue reasonably expected to be derived (directly or indirectly) by the Network Lessee and its Related Entities from the use of the Line including Access Revenue and revenue derived by a Related Entity of the Network Lessee from the carriage of goods.

Headings

                    1.10 In this agreement headings and subheadings are for convenience only and do not affect the interpretation of the rest of this agreement.

GST

                    1.11 In this agreement the terms GST, going concern, consideration, tax invoice, adjustment event, recipient, supply, supplier and taxable supply have the meanings given to them in the A New Tax System (Goods and Services Tax) Act 1999, as amended from time to time.

Shared Obligations

                    1.12 Where this agreement contains a financial obligation or financial commitment on the part of the Network Lessee which either:

                            (a)    relates to any extent to the Network
                                   StandardGauge; or

                            (b)    is replicated in the Lease Agreement
                                   (StandardGauge) and is thereby imposed
                                   upon WestNet StandardGauge:

                            then discharge or performance of that obligation or commitment -

                                   (i)     in relation to the Network
                                           StandardGauge, by WestNet
                                           StandardGauge; or

                                   (ii)    under this agreement, by WestNet
                                           NarrowGauge

                            will be taken to be discharge and performance of that obligation or commitment under the Lease Agreement (StandardGauge) and vice versa.

2        Use of Corridor Land and Lease of Leased Railway Infrastructure

Use of Corridor Land

                    2.1 The Minister grants the Network Lessee, and the Network Lessee accepts, a right to use and occupy the Corridor Land for the Term on the terms and conditions of this agreement.

                    2.2 Only to the extent that the Minister does not have power by reason of Native Title to provide the right to use contemplated by clause 2.1, the Commission grants the Network Lessee a lease of such part of the Corridor Land as is affected by Native Title on the terms and conditions of this agreement.

Lease of Railway Infrastructure

                    2.3 The Commission and the Minister grant the Network Lessee a lease of the Leased Railway
                            Infrastructure on the terms and conditions of this agreement for the Term.

Reservation to the Minister and the Commission

                    2.4 The Minister and the Commission reserve to themselves the rights in respect of the Corridor Land and Railway Infrastructure set out in this agreement.

3        Description of Corridor Land

Corridor Land

                    3.1 The Corridor Land along with the Corridor Land NarrowGauge is all the land designated as Corridor Land under the Corridor Land Designation Order.

                    3.2 For the avoidance of doubt, the Network Lessee acknowledges that the Corridor Land does not include:

                            (a) certain land which is identified on the Maps as not being needed for the operation of the Freight Business and which has been identified by the Commission for disposal by it;

                            (b)    land leased to Local Governments;

                            (c)    the Freight Terminals;

                            (d)    the Staff Houses; and

                            (e)    the CBH Sites,

                            all of which are identified on the Maps.

Operation of Maps

                    3.3 The parties agree that the Maps are to be used as follows to determine the boundaries of the Corridor Land and provide information:

                            (a) Maps 1 and 2 show the overall Network and the boundaries between the Network and the Urban Passenger Network;

                            (b) the signalling diagrams marked "SD" key section of like key kilometreage show the general track layout and track ownership at each interlocking and also show schematically the location of Country Passenger Stations and Stopping Places;

                            (c)    the Maps and diagrams referred to in
                                   paragraphs (a) and (b) are not intended to establish boundaries;

                            (d)    where the Maps describe a Line, then
                                   unless the Maps show otherwise, the
                                   Corridor Land is all of the land which was formerly a Government Railway under the Government Railways Act and mostly, but not always, is a corridor of 20 metres either side of the mid point of the tracks;

                            (e) Maps described as "railway identification plans" and coded by sections of Line show the boundaries of the Corridor Land;

                            (f) Maps coded "DP" and numbered by location on sections of Line and kilometreage define the land at Freight Terminals and show leased railway infrastructure on Port Authority Land or other land which is not Corridor Land and has private sidings or spur lines on it. This land is not Corridor Land because it is:

                                   (i)     land sold or leased under the Sale
                                           Agreement;

                                   (ii)    owned by a Port Authority or
                                           another person or is leased to
                                           another person; or

                                   (iii)   being retained by the Commission;

                            (g) Maps coded "TP" and numbered by location on a section of Line and kilometreage show the land in towns which is not Corridor Land because it is:

                                   (i)     leased or owned by a third party;
                                           or

                                   (ii)    being retained by the Commission;

                            (h)    Maps coded by location  showing the
                                   location and proposed boundaries of the

                                   CBH Sites which are or are to be leased to CBH;

                            (i) Map showing the Urban Passenger Network coloured blue on the Map described as primary network map No. 2; and

                            (j)    Map showing the Grain Network coded CE
                                   Plan 82081.

Adjustment of boundaries

                    3.4 The Network Lessee acknowledges that in some cases the boundaries shown on the Maps between the Corridor Land and other land (including the land referred in clause 3.3 above ) which does not form part of the Corridor Land, have not been prepared to survey standards.

                    3.5     The Network Lessee agrees that:

                            (a) the Minister may, at his cost (and will on the request of and at the cost of the Network Lessee), undertake a survey of parts of the Corridor Land for the purpose of identifying the boundaries with more precision and adjusting the boundaries between the Corridor Land and other land; and
                            (b) the Minister may, following such survey, adjust the boundaries between the Corridor Land and other land and remove from or add land to the Corridor Land and the Network Lessee will accept such adjustment provided that the adjustment is made in accordance with the Guiding Principles and not otherwise.

Guiding Principles

                    3.6 For the purposes of clause 3.5(b), the Guiding Principles to be used in an adjustment of boundaries between Corridor Land and other land are:

                            (a) the Minister may make an adjustment to increase or reduce the amount of Corridor

                                   Land if such adjustment will not
                                   unreasonably interfere with the Network
                                   Lessee's or Related Entity of the Network
                                   Lessee's use of Corridor Land and leased
                                   Railway Infrastructure for a Permitted
                                   Use;

                            (b) subject to paragraph (a) the Minister may make an adjustment to increase the amount of Corridor Land if to do so will not impose a Material Financial Obligation on the Network Lessee;

                            (c) subject to paragraph (a), land which has a commercial value to the State can be disposed of so that commercial value is realised;

                            (d) in respect of Freight Terminals and Staff Houses, boundaries may be surveyed so as to assist in obtaining freehold title over the underlying land; and

                            (e) in the case of CBH, the boundaries may be adjusted so the Commission can lease land to CBH, provided that this does not unreasonably interfere with the Network Lessees or Related Entity of the Network Lessee's use of Corridor Land and leased Railway Infrastructure for a Permitted Use or any Approved Additional Use.

                    3.7     The Minister:

                            (a) will provide 60 days notice to the Network Lessee prior to the commencement of any survey to be undertaken under clause 3.5 or 3.6(d); and

                            (b) will consider in good faith matters raised by the Network Lessee before the survey commences in respect of such proposed survey.

                    3.8 Where the adjustment of a boundary is undertaken in accordance with this clause 3:

                            (a) the Minister will give a written notice to the Network Lessee with reasonable details of the proposed boundaries;

                            (b) the boundary will be adjusted within seven days of receipt by the Network Lessee of written notice from the Minister of the adjustment, and such notice will be accompanied by reasonable survey details and a Map showing the adjusted boundary;

                            (c) this agreement will only take effect in respect of any land which is designated Corridor Land after the adjustment of the boundary, following the gazettal of the relevant order under section 34 of the Act;

                            (d)    where Corridor Land is to cease to be
                                   Corridor Land after the adjustment, the
                                   land will only cease to be Corridor Land upon gazettal of an order under section 37 of the Act;

                            (e) where land ceases to be Corridor Land, following an adjustment under this clause 3, the Leased Railway Infrastructure on that land ceases to be leased under clause 2 unless otherwise agreed by the Minister and the Network Lessee; and

                            (f) where land becomes Corridor Land subject to this agreement, any Railway Infrastructure on the land when it becomes Corridor Land is leased to the Network Lessee on the terms and conditions of this agreement.

                    3.9 The Minister will indemnify the Network Lessee for any loss or liability suffered by the Network Lessee because of an exercise of power by the Minister under section 37 or 39 of the Act, which is inconsistent with the Guiding Principles.

4        Nature of Network Lessee's interest

Rights and responsibilities of the Network Lessee

                    4.1     This agreement confers on the Network Lessee:

                            (a) subject to the Country Passenger Access Agreement and clauses 8.5, 9, 10, 12, 14.2 and 23 and any other access agreement for passenger trains, the right to the exclusion of the State, the Commission and any other person to use the Corridor Land and Leased Railway Infrastructure for Permitted Uses and any Approved Additional Uses; and

                            (b)    the responsibilities in respect of
                                   Corridor Land and Leased Railway
                                   Infrastructure as set out in this
                                   agreement.

Agreement not to be registered

                    4.2 This agreement will not be registered under the Transfer of Land Act 1893 or under any other title registration system operating in the State. The Minister will take all reasonable steps to ensure that the Department of Land Administration will note on any maps or titles land which is designated as Corridor Land.

No proprietary interest

                    4.3 Except to the extent that clause 2.2 applies, this agreement is not intended to create any proprietary interest in favour of the Network Lessee in the Corridor Land and the rights of the Network Lessee in respect of the Corridor Land are intended to be contractual only.

Native Title

                    4.4 Without limiting clause 4.3, in the event that Native Title exists in respect of Corridor Land, nothing in this agreement is intended to adversely affect such Native Title.

                    4.5 The Network Lessee takes its interests under this agreement subject to any Native Title which may exist over the Corridor Land.

                    4.6 In the event that any Native Title (or claim of Native Title by a Native Title Claim Group) in the Corridor Land does unreasonably interfere with the use by the Network Lessee of the Corridor Land and Leased Railway Infrastructure for Permitted Uses or any Approved Additional Use, then the following provisions of this clause 4 apply.

                    4.7     The Network Lessee will:

                            (a) give notice to the Minister as soon as reasonably practicable of any such Native Title (or claim by a Native Title Claim Group);

                            (b) take all reasonable steps to negate the impact on the Network Lessee of any such Native Title (or claim by a Native Title Claim Group) but the Network Lessee is not obliged to incur a Material Financial Obligation in taking such steps and will not do so, without the consent of the Minister; and

                            (c)    afford the State all reasonable
                                   opportunity and cooperate with the State to (at the cost of the State) negotiate a settlement or other appropriate response to any such Native Title (or claim by a Native Title Claim Group).

                    4.8 If within a period of 30 days from receipt of the notice under clause 4.7(a), such Native Title is reasonably likely to interfere with the use of the Corridor Land and Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use, then the State will take all steps available to it to mitigate that effect of Native Title, including the negotiation and payment by it of compensation in respect of an extinguishment (negotiated or otherwise) of any such Native Title.

Rights to Railway Infrastructure

                    4.9 Regardless of whether any Railway Infrastructure is affixed to land, all Leased Railway Infrastructure is leased to the Network Lessee, who obtains a right of quiet use and enjoyment of the Leased Railway Infrastructure as lessee, subject only to:

                            (a)    the Access Regime;

                            (b)    the Transferred Access Arrangements; and

                            (c)    the Existing Third Party Interests; and

                            (d)    the Country Passenger Access Agreement.

Existing Third Party Interests

                    4.10    The Network Lessee agrees:

                            (a) to take the use of the Corridor Land and the lease of the Leased Railway Infrastructure subject to the Existing Third Party Interests;

                            (b) that throughout the Term it will avoid doing anything which unreasonably interferes with the rights or enjoyment of a third party entitled under an Existing Third Party Interest; and

                            (c) to permit and not to unreasonably hinder access by the Commission and its customers and staff to Country Passenger Stations and Stopping Places.

Indemnity

                    4.11 The Minister will indemnify the Network Lessee in respect of any liability, cost or expense (other than Indirect Loss) incurred by the Network Lessee which arises under or in connection with Native Title (or claim of Native Title by a Native Title Group) to the extent that such a liability, cost or expense is reasonably and necessarily incurred:

                            (a)    because of any act or omission of the
                                   State or Commission in connection with
                                   this agreement, except things done at the request of the Network Lessee;

                            (b)    by the Network Lessee performing its
                                   obligations under clause 4.7; or

                            (c)    in order to:

                                   (i)     mitigate a Material Adverse
                                           Effect; or

                                   (ii)    mitigate any unreasonable
                                           interference with the ability of
                                           the Network Lessee to use the
                                           Corridor Land or Leased Railway
                                           Infrastructure for a Permitted Use
                                           or any Approved Additional Use; or

                                   (iii)   comply with the Network Lessee's
                                           obligations under clause 4.7(b).

Rights to notice in respect of land

                    4.12 If the Commission or the Minister receives any notice from the Western Australian Planning Commission or any Local Government in respect of land adjoining Corridor Land or any land used by the Network Lessee under this agreement, the Commission will:

                            (a) inform the Network Lessee of the contents of the notice within 7 days of receipt of such notice; and

                            (b)    consult with the Network Lessee with
                                   respect to responding to such notice.

Undertakings by Minister

                    4.13 The Minister and the Commission agree that during the term they will not dispose of or create any interest, including any Encumbrance, in the Corridor Land except as permitted by clause 8.11 of this agreement.

Material Leases

                    4.14 In respect of the Material Leases, the Network Lessee will stand as the Minister's and the Commission's agent with all power in respect of the rights and all responsibility in respect of observing the obligations of the Minister and Commission under each of the Material Leases affecting the Corridor Land with the intent that the Network Lessee be placed in the position of being able to deal with the other party to the Material Lease as if the Network Lessee were the owner of the Corridor Land.


5        Term

         This agreement will continue for the term of 49 years from the Commencement Date.


6        Rent

Obligation to pay rent

                    6.1 The Network Lessee agrees to pay the Initial Rent to the Minister at Completion.

                    6.2 The Network Lessee agrees to pay to the Minister each instalment (if any) of Rent on each Rent Payment Date free and clear of any deduction or set off.

                    6.3 The Rent will not be affected by any adjustment to Corridor Land made in accordance with this agreement.

                    6.4 The Network Lessee agrees that the obligation to pay Initial Rent and the Rent under this clause 6 is a fundamental term of this agreement.

Interest on late payments

                    6.5 Without limiting the right of the Minister to terminate this agreement under clause 23.3, or any other right or remedy available to the Minister or the Commission, interest at the Rate

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

                            will be payable by the Network Lessee on any payment due from the Network Lessee under this agreement which is not paid when due (including any portion of Rent not paid on the Rent Payment
                            Date).

                    6.6     Interest under clause 6.5 will be:

                            (a) calculated daily by multiplying the Rate by the outstanding amount of payment due and dividing by 365; and

                            (b) capitalised on the last Business Day of each six month period and added to the amount outstanding. Interest calculated under paragraph (a) will then be applied to this further capitalised amount.

                    6.7 The Minister may apply amounts paid by the Network Lessee under this clause 6 towards satisfaction of the Network Lessee's obligations to pay rent or interest under this agreement in the manner and order the Minister sees fit.

7        CPI Adjustment

CPI Adjustment

                    7.1 If the Current CPI Number on a CPI Adjustment Date exceeds the Previous CPI Number, the Rent (and other amounts to which this clause 7.1 applies) is to be adjusted as from and including that CPI Adjustment Date in accordance with the following formula:

                                            NR = R  x  C
                                                      P

                            Where   R   =   the Rent (or the amount) payable
                                            prior to the CPI Adjustment Date;

                                    C   =   the Current CPI Number

                                    P   =   the  Previous CPI Number

                                    NR  =   the New Rent (or amount)


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

                    7.2 The Network Lessee is to continue making payments under clause 6.1 at the Rent applying immediately before a CPI Adjustment Date until the Minister gives a CPI Adjustment Notice to the Network Lessee which sets out the Rent applicable from and including that CPI Adjustment Date. Any necessary adjustment with respect to the Rent paid or payable is to be made on the next Rent Payment Date after the Minister gives the Network Lessee that CPI Adjustment Notice.

                    7.3 If the CPI Index is for any reason not published or it is, in the Minister's opinion, materially changed, the provisions of Schedule 9 are to apply.


8        Use of Corridor Land and Leased Railway Infrastructure

Permitted Use

                    8.1 The Network Lessee agrees to use the Corridor Land and Leased Railway Infrastructure only for a Permitted Use or any Approved Additional Use.

                    8.2 The Minister and the Commission agree that the State (including the Minister and the Commission) will not use the Corridor Land and Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use except as permitted by the Country Passenger Access Agreement, clauses 8.5, 9, 10, 12, 14.2 and 23 and any other access agreement for passenger trains.

                    8.3 The Minister and the Commission will not grant any right in favour of a third party in respect of Corridor Land or Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use except as permitted by the Country Passenger Access Agreement, clauses 8.5, 9, 10, 12, 14.2 and 23 and any other access agreement for passenger trains.

                    8.4 The Network Lessee may, on such terms and conditions as it thinks fit, grant to a third party a right to use or occupy Corridor Land or


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

                            Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use provided that:

                            (a) the Network Lessee does not provide any greater interest to the third party in the Corridor Land or Leased Railway Infrastructure than it has under this agreement;

                            (b) the right must not extend beyond the Term, less one day; and

                            (c) doing so does not in any way relieve the Network Lessee of any of its obligations under this agreement.

                    8.5 Without limiting clause 8.4, the Network Lessee may request the Minister or the Commission to grant a right to a third party to use or occupy a part of the Corridor Land or some of the Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use (including without limitation a lease of part of the Corridor Land) and such right will be granted so long as:

                            (a) the right is not to subsist for a term greater than the balance of the Term; and

                            (b)    doing so does not impose any Material
                                   Financial Obligation on the State or the Commission.

Non-Permitted Uses

                    8.6 The Network Lessee may use, or may permit third parties to use, the Corridor Land and Leased Railway Infrastructure for purposes other than a Permitted Use only with the prior written consent of the Minister.

                    8.7 In considering whether or not to give consent under clause 8.6 and notwithstanding clause 47:

                            (a)    the Minister is not limited to
                                   consideration of financial or business
                                   matters, but may consider whether the
                                   proposed use is in the interest of the

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

                                   State, taking into account broader
                                   community, social and economic interests;
                                   and

                            (b)    the Minister may withhold his consent:

                                   (i)     if he reasonably anticipates that
                                           providing consent will result in a
                                           use which may be inconsistent with
                                           a use which may foreseeably be
                                           granted by the Minister under this
                                           clause 8; or

                                   (ii)    after negotiating in good faith as
                                           to an appropriate means by which
                                           proceeds arising from the proposed
                                           use of the Corridor Land and
                                           Leased Railway Infrastructure is
                                           to be shared, the Minister and the
                                           Network Lessee cannot agree, until
                                           an appropriate apportionment of
                                           proceeds is determined in
                                           accordance with clause 43.

                    8.8 A determination under clause 43 will be made on the basis that the arbitrator will be instructed by the Minister and the Network Lessee to allocate a fair proportion of the proceeds from the use between the Minister and the Network Lessee keeping in mind:

                            (a) that the Corridor Land and Leased Railway Infrastructure is owned by the State;

                            (b) the direct and indirect benefits to the parties of the proposed use; and

                            (c) that the transaction first became known to the State because it was introduced to the State by the Network Lessee if that is the case.







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

Rights and interests in Corridor Land

                    8.9 Except in the case of emergency (where no prior notice is required to be given), the Minister will provide 60 days notice to the Network Lessee prior to granting any such right under clause
                            8.11. The Minister must consult with the Network Lessee regarding the impact on the Network Lessee's use of the Corridor Land and Leased Railway Infrastructure of any right the Minister proposes to grant in accordance with this clause.

                    8.10    The rights granted by the Minister under clause
                            8.11 include not only rights in contract but also proprietary interests in the land such as leases, easements and restrictive covenants.

                    8.11 The Minister may create any interest in land or right to use Corridor Land for a use other than a Permitted Use provided that such interest or right is not inconsistent with, and does not extinguish, defeat or remove, the rights of the Network Lessee to use the Corridor Land and the Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use or does not unreasonably interfere with the Network Lessee's, the Purchaser's or any other person's use of the Corridor Land and Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use.

Freight Terminals on Corridor Land

                    8.12 For the purposes of clause 8.13 "new terminal" means a facility with a direct connection to the Network which is used for the purposes of loading and unloading wagons, or the provisioning, repair, maintenance or construction of locomotives or rolling stock.

                    8.13 The Network Lessee may not (nor permit any other person, including the Purchaser to) construct a new terminal on the Corridor Land without the Minister's consent, which may not be unreasonably withheld.



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

Avon Valley Access Road

                    8.14 The Minister agrees that the State will take all reasonable steps available to it to ensure that the Avon Valley Access Road remains open for use by the Network Lessee, provided that the Network Lessee will maintain the road and security gates to the standard which exists as at the date of this agreement.


9        Rights of the Minister and State in respect of Corridor Land

Structures may be built

                    9.1     The Minister may (or may allow others) to:

                            (a)    build structures over the Corridor Land;

                            (b) construct structures under the Corridor Land, including tunnels; and

                            (c) install and maintain Services along or across or otherwise through the Corridor Land,

                            provided that it will not unreasonably interfere with the Network Lessee's and the Purchaser's use of the Corridor Land and Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use, or if it will so interfere then the Minister must follow the procedures in clause 10.

Improvements

                    9.2 The Minister may, in accordance with this clause 9 and at his cost:

                            (a)    upgrade, replace or add to any of the
                                   Leased Railway Infrastructure to the same or a better standard; or

                            (b) construct any new Railway Infrastructure on Corridor Land.

                            provided that it will not unreasonably interfere with the Network Lessee's and the Purchaser's use of the Corridor Land and Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use, or if it will so interfere then the Minister must follow the procedures in clause 10.

                    9.3 Except in the case of emergency (where no prior notice or consultation is required), prior to exercising any of his rights under this clause 9, the Minister:

                            (a) will give not less than six months notice to the Network Lessee specifying the reasonable particulars of the work which the Minister wishes to undertake; and

                            (b)    must consult with the Network Lessee
                                   regarding the impact any works the
                                   Minister proposes to undertake under this clause 9 will have on the Network Lessee's use of the Corridor Land and Leased Railway Infrastructure.

Non-Corridor Works

                    9.4 Nothing in this agreement is intended to, or will in any way limit the State's right or ability to construct Railway Infrastructure on land other than Corridor Land.

Right to connect

                    9.5 Without limiting clause 9.2, the Network Lessee acknowledges that the State may construct Railway Infrastructure on land which is not Corridor Land but which may connect with Leased Railway Infrastructure, in which case the Network Lessee agrees:

                            (a) at the cost of the Minister, to take all reasonable steps to facilitate the connection of such Railway Infrastructure with Leased Railway Infrastructure under this agreement provided that the connection does not unreasonably interfere

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

                                   with the Network Lessee's or Purchaser's use of the Corridor Land and Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use; and

                            (b) that any such Railway Infrastructure will not form part of the Leased Railway Infrastructure, leased under this agreement.

                    9.6 Prior to the construction of any railway infrastructure which may connect in accordance with clause 9.5, the Minister will consult with the Network Lessee about the location of any such proposed connection and, where in the Minister's opinion it would be in the public interest to do so, will take into account the interests of the Network in the location of the connection.

                    9.7 The Minister will take all reasonable steps (but without being obliged to incur a Material Financial Obligation in respect of the same) to extend to the Network Lessee the benefit of any warranties and indemnities given by contractors who perform works under clause 9 or clause 11, in respect of any liability on the part of the contractors for defective workmanship.


10       Compensation for works

Interference

                    10.1 If the Network Lessee or the Purchaser considers that the construction of works in accordance with clauses 9.1, 9.2 or 9.5 will unreasonably interfere with the Network Lessee's or the Purchaser's use of Corridor Land or Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use, it may within 60 days of receiving notice under clause 9.3(a) give notice to the Minister of that fact, such notice setting out:

                            (a)    details of the Permitted Use or any
                                   Approved Additional Use, including the


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

                                   nature and extent of the Permitted Use or any Approved Additional Use;

                            (b)    the nature of the interference; and

                            (c)    the financial loss estimated to be
                                   suffered by the Network Lessee or the
                                   Purchaser as a result of the works.

                    10.2 The Minister must in response to a notice under clause 10.1 and prior to the commencement of works under clause 9 give notice to the Network Lessee or the Purchaser (as the case may be) setting out an offer of compensation (including nominal compensation) to the Network Lessee or the Purchaser (as the case may be) for loss suffered by reason of the construction of the works.

                    10.3 The Network Lessee or the Purchaser (as the case may be) may within 30 days of receipt of an offer under clause 10.2, by notice to the Minister:

                            (a)    accept the offer; or

                            (b) elect to have compensation determined in accordance with the following provisions of this clause 10.

                    10.4 If the Network Lessee or the Purchaser has given the Minister notice of its election under clause 10.3(b), then:

                            (a) its remedies for any loss, liabilities, cost or claim in respect of any construction or works in accordance with clause 9 are limited to applying for compensation under this clause 10; and

                            (b)    the Minister may proceed with the
                                   construction of works.

Compensation

                    10.5 If the Network Lessee or the Purchaser has given notice under clause 10.3(b), it will:


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

                            (a) as soon as reasonably practicable give notice to the Minister that it wishes to invoke the compensation provisions of this clause 10; and

                            (b) ensure that the notice is accompanied by reasonable particulars of the cause of loss and the nature and extent of loss suffered and reasonable quantification of the loss.

                    10.6 In the event that the Minister and the Network Lessee or the Purchaser (as the case may be) cannot agree appropriate compensation, the matter will be referred for determination in accordance with clause 43. Any arbitrator appointed to determine a dispute in respect of this clause 10.6 will be instructed to:

                            (a) decide if and to the extent that the loss or damage claimed or suffered by the Network Lessee or the Purchaser has been or will be caused by the construction of the works in accordance with clause 9; and

                            (b) quantify the compensation payable for the loss or damage suffered on the basis of the principle that the Network Lessee or the Purchaser (as the case may be) should be No Better or Worse Off than if the construction of works had not been undertaken.

Minimise disruption

                    10.7 In undertaking any works in accordance with clause 9, the Minister will, and will ensure that his contractors will, take all reasonable steps to minimise any interference to the Network Lessee's and the Purchaser's use of the Corridor Land and Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use.

Access

                    10.8 The Network Lessee will take all reasonable steps available to it to provide the Minister with

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

                            access to Corridor Land and Leased Railway
                            Infrastructure to facilitate the construction of works in accordance with clause 9.

Ownership of works

                    10.9 Any works constructed under clause 9 will belong to the Minister. To the extent that those works constitute Railway Infrastructure on Corridor Land referred to in clause 9.2(a), that Railway Infrastructure will form part of the Leased Railway Infrastructure leased to the Network Lessee under this agreement.


11       Specific new projects

Urban Passenger Network

                    11.1    The provisions of clause 10 will not apply:

                            (a)    in respect of the Midland to Bellevue
                                   Extension; and

                            (b) in respect of the Southern Suburbs Urban Rail Line Project.

                    11.2    The Minister agrees to:

                            (a) take all reasonable steps (having regard to the nature of the works referred to in Annexures B and C) to minimise the interference caused by the works to the Network Lessee's or the Purchaser's use of the Corridor Land and Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use; and

                            (b) keep the Network Lessee regularly informed about the development of plans for works, the dates for commencement of works, the program of works and the likely impact of the works on the Network Lessee or the Purchaser.

                    11.3 In the case of the construction of new urban railway infrastructure on the Kenwick to Jandakot

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

                            Line, the Network Lessee agrees to swap like for like infrastructure as contemplated by Annexure B.

Geraldton

                    11.4 The Network Lessee agrees that the Minister may relocate the Narngulu/Geraldton Port Line, as more particularly described in Annexure D, and that the provisions of clause 12.4 will apply to that relocation.


12       Relocation of Lines

Relocation

                    12.1 The Minister may relocate a Line in accordance with the provisions of this clause 12 if:

                            (a) the Line following relocation will access any Port Authority Land accessed by the current Line; and

                            (b) the proposed Line when commissioned will be Fit for Purpose; and

                            (c) the Line following relocation is the same or a better standard than the Line before relocation; and

                            (d) the relocation does not have a Material Adverse Effect on the Network Lessee's business or the rail freight business carried on by the Purchaser or carried on by any person who has access to the current line under the Access Regime.

                    12.2 Where the Minister wishes to relocate a Line in a town, he must provide to the Network Lessee:

                            (a)    not less than 12 months prior written
                                   notice of commencement of construction of works in respect of the new Line;




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

                            (b)    reasonable details of the new Line,
                                   including its location (which may be
                                   underground or built over land);

                            (c)    reasonable details of the estimated
                                   construction time for the new Line; and

                            (d) reasonable details of the impact on the businesses of persons using the Line.

Surrender of old Line

                    12.3    Upon the later of:

                            (a) the designation of the land on which the new Line is situated as Corridor Land under section 36 of the Act; and

                            (b)    Practical Completion of the works
                                   associated with the new Line,

                            the Network Lessee will surrender its rights under this agreement in respect of the old Line and:

                                   (i)     this agreement will apply to the
                                           land on which the new Line is
                                           constructed and which is
                                           designated as Corridor Land;

                                   (ii)    the Corridor Land on which the old
                                           Line was constructed shall cease
                                           to be subject to this agreement;

                                   (iii)   the Minister will prepare
                                           replacement Maps showing the
                                           location of the new Line and
                                           relevant Corridor Land, which Maps
                                           will form part of this agreement;
                                           and

                                   (iv)    the new Line will become Leased
                                           Railway Infrastructure for the
                                           balance of the Term in accordance
                                           with the terms of this agreement.

Interference

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

                    12.4 If the Network Lessee or the Purchaser considers that the relocation of a Line in accordance with this clause 12 will unreasonably interfere with the Network Lessee's or the Purchaser's use of the Corridor Land or Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use, it may within 30 days of receiving notice under clause 12.2 give notice to the Minister of that fact, such notice setting out:

                            (a)    details of the Permitted Use or any
                                   Approved Additional Use, including the
                                   nature and extent of the Permitted Use or any Approved Additional Use;

                            (b)    nature of the interference; and

                            (c)    the financial loss estimated to be
                                   suffered by the Network Lessee or the
                                   Purchaser as a result of the relocation or construction.

Offer of compensation

                    12.5 The Minister must in response to a notice under clause 12.4 and prior to the commencement of works under this clause 12 give notice to the Network Lessee setting out an offer of compensation to the Network Lessee or the Purchaser or both of them (as the case may be) for loss suffered by reason of the construction of the works.

                    12.6 The Network Lessee or the Purchaser (as the case may be) may within 30 days of receipt of an offer under clause 12.5, by notice to the Minister:

                            (a)    accept the offer; or

                            (b) elect to have compensation determined in accordance with the succeeding provisions of this clause 12.

Minimum interference



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

                    12.7 In undertaking any works in accordance with this clause 12, the Minister will, and will ensure that his contractors, take all reasonable steps to minimise any interference to the Network Lessee's or the Purchaser's use of the Corridor Land and Leased Railway Infrastructure for Permitted Uses or any Approved Additional Use.

Access for Minister

                    12.8 Each of the Network Lessee and the Purchaser will take all reasonable steps available to it to provide the Minister with access to Corridor Land and Leased Railway Infrastructure and to facilitate the construction of works in accordance with this clause 12.

Ownership of works

                    12.9 Any works constructed by the Minister under this clause 12 will belong to the Minister. To the extent that any such works constitute Railway Infrastructure, that Railway Infrastructure will form part of the Leased Railway Infrastructure as from surrender of the old line under clause 12.3.

Dispute

                    12.10 If the Network Lessee or the Purchaser has given notice under clause 12.6(b), then its remedies for any loss, liabilities, cost or claim arising from the relocation or construction of works in accordance with clause 12 are limited to applying for compensation under this clause 12.

                    12.11 Where the Network Lessee or the Purchaser believes it is entitled to compensation under this clause 12, it must:

                            (a) as soon as reasonably practicable give notice to the Minister that it wishes to invoke the compensation provisions of this clause 12; and

                            (b) ensure that such notice is accompanied by reasonable particulars of the cause of loss and the nature and extent of loss suffered and reasonable quantification of the loss.

                    12.12 In the event that the Minister and the Network Lessee or the Purchaser (as the case may be) cannot agree appropriate compensation, the matter will be referred for determination in accordance with clause 43. Any arbitrator appointed to determine a dispute in respect of this clause 12 will be instructed to:

                            (a) decide if, and to the extent to which the loss or damage suffered by the Network Lessee or the Purchaser (as the case may be) has been or will be caused by the construction of the works in accordance with this clause 12; and

                            (b) quantify the compensation payable for the loss or damage suffered or to be suffered in accordance with the principle that the Network Lessee or the Purchaser (as the case may be) should be No Better or Worse Off than if the construction of the works in accordance with clause 12 had not been undertaken.

New maps

                    12.13 Where a new Line becomes Leased Railway Infrastructure, the Minister will prepare the necessary maps in respect of the new Line and Corridor Land in addition to or in substitution for existing Maps (as determined by the Minister).


13       Network Lessee's works

Railway Infrastructure

                    13.1 Without limiting the obligations of the Network Lessee under clause 15, the Network Lessee may at its cost upgrade, replace or add to any of the Leased Railway Infrastructure provided that such upgrade, replacement or addition:


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

                            (a)    does not render the Network Lessee in
                                   breach of its obligations under this
                                   agreement;

                            (b) based on the extent of knowledge of the Network Lessee at that time, in the reasonable opinion of the Network Lessee is not likely to adversely impair the exercise of rights by the Minister under this agreement; and

                            (c) will not unreasonably interfere with the rights of third parties in respect of Corridor Land and Leased Railway Infrastructure.

                    13.2 Any upgrade, replacement or addition to Leased Railway Infrastructure will form part of the Leased Railway Infrastructure for the purpose of clause 15, but title in such additional Railway Infrastructure will only vest in the Minister at the expiration of the Term provided that the Network Lessee will not create any Encumbrance over such infrastructure which will take priority over the right of the Minister to receive title to such infrastructure at the end of the Term.

New Works

                    13.3 Subject to clause 8.13 the Network Lessee may construct New Works at its own cost provided that such New Works are substantially used in connection with a Permitted Use and are of a standard that a reasonably prudent Network Lessee of a rail freight business would construct. The provisions of this clause 13.3 are intended to be a consent of the Minister for the purposes of section 47 of the Act.

                    13.4 Within 12 months of the expiration of the Term, the Network Lessee may remove any New Works at its cost, including the cost of making good any damage to Corridor Land or Railway Infrastructure caused by that removal.




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

Records of New Works

                    13.5 The Network Lessee will maintain a record of all works carried on under this clause and under clause 15 which a reasonably prudent rail Network Lessee would maintain. These records will be preserved for the Term and access to them will be given to the Minister during the Term. On expiration of the Term these records or copies (if and to the extent that the Network Lessee is obliged by law to keep the original records) will be delivered to the Minister.


14       Access

Network Lessee's obligations as to access

                    14.1 The Network Lessee will have the sole right to grant third parties access to Leased Railway Infrastructure, including under the Access Regime.

Minister's right of access

                    14.2    At any time during the Term, the Minister may:

                            (a)    in the event of an emergency, without
                                   notice; or

                            (b) otherwise, upon giving not less than five Business Days prior notice to the Network Lessee enter upon the Corridor Land to:

                            (c)    exercise any right under this agreement;

                            (d)    exercise any power under the Act; or

                            (e)    ascertain whether or not the Network
                                   Lessee is in compliance with its
                                   obligations under this agreement.





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Private Level Crossings and tunnels

                    14.3 Each of the Network Lessee and the Purchaser agree that any person who has the benefit of a Private Level Crossing or tunnel at the Commencement Date will (subject to any agreement with the person to the contrary) continue to do so throughout the Term and neither the Network Lessee nor the Purchaser will do anything to interfere with such person's access to or from their property.

                    14.4 The Network Lessee will permit the lawful construction of new Private Level Crossings or tunnels approved by the Minister, which do not unreasonably interfere with the Network Lessee's or Purchaser's use of the Corridor Land or Leased Railway Infrastructure for a Permitted Use or any Approved Additional Use and which do not compromise the safety of the public.

                    14.5 At all times during the Term the Network Lessee will:

                            (a)    have in place (to the reasonable
                                   satisfaction of the Minister) effective
                                   liaison and emergency management plans
                                   with the Police, Fire and Emergency
                                   Services to facilitate the request for
                                   closure of or modification of operations on the Network in the event of an emergency;

                            (b) if requested by the Minister to do so, make available suitable representatives to participate in local emergency management planning and membership of relevant local area management advisory committees; and

                            (c) following liaison with the Police, Fire and Emergency Services, maintain an emergency management plan for the Toodyay to Midland Line.


15       Maintenance obligations


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Systems

                    15.1 The Network Lessee will throughout the Term maintain those systems and procedures which are reasonably necessary to foresee works that may be required to be undertaken in respect of Corridor Land (and land adjacent to Corridor Land) and to Leased Railway Infrastructure in order for the Network Lessee to comply with its obligations under this clause 15.

Fit for Purpose

                    15.2 Throughout the Term, the Network Lessee will maintain, replace and repair and upgrade all Leased Railway Infrastructure so that it is Fit for Purpose.

Initial Performance Standards

                    15.3 Notwithstanding the definition of "Fit for Purpose" in clause 1.2 but without limiting the obligations of the Network Lessee to comply with sections 12(6), (7) and (8) of the Act, the Minister and the Network Lessee agree that unless changed in accordance with this clause 15, Fit for Purpose in respect of the Leased Railway Infrastructure comprising those parts of the Network listed in Schedule 4, means the Leased Railway Infrastructure being in the physical condition necessary to meet the Initial Performance Standards or any other standard agreed to by the Minister and the Network Lessee from time to time.

Works to land

                    15.4 Without limiting clause 15.2 the Network Lessee will do all things reasonably necessary in its power in respect of Corridor Land and adjoining land to comply with clause 15.2. Such things include the maintenance and replacement (if necessary) of all bridges on the Network.

                    15.5 Where it is or ought to be reasonably apparent to the Network Lessee that works are required to be undertaken on, or things done to land adjacent

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                            to, Corridor Land so that the Leased Railway
                            Infrastructure is Fit for Purpose and that to do so the Minister must exercise a power under the Act, the Network Lessee will give notice as soon as practicable to the Minister of the exercise of power that is required. Where the power is required to be exercised by the Minister the Network Lessee's obligations under clause 15.2 in respect of the action required to be done by the power are suspended until the power is exercised.

Return Condition

                    15.6 Upon the expiration of the Term, the Network Lessee must ensure that Leased Railway Infrastructure must be in a condition no worse than the Return Condition.

Maintenance Plan

                    15.7 No later than six months (or earlier than 12 months) prior to each Five Year Anniversary the Network Lessee will submit to the Minister a Maintenance Plan showing the works, repairs, replacements, maintenance, additions and other things that is reasonably expected to be necessary to be undertaken by the Network Lessee for each year during the five year period commencing on the Five Year Anniversary in order to keep the Leased Railway Infrastructure Fit for Purpose, based on the then prevailing Performance Standards, and to ensure that the Leased Railway Infrastructure will be returned to the Minister in a condition no worse than the Return Condition.

                    15.8 The Maintenance Plan submitted under clause 15.7 will specify:

                            (a) reasonable details of what works will be carried out in respect of the Leased Railway Infrastructure;

                            (b)    when those things are planned to be
                                   carried out; and



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                            (c)    a reasonable estimate for each year of the
                                   money to be spent on such things.

                    15.9 The Minister will, within 90 days of receipt of the Maintenance Plan under clause 15.7, advise the Network Lessee of any amendment to the Maintenance Plan which the Minister considers reasonably necessary for the Network Lessee to comply with its obligations under this clause 15.

                    15.10 If the Network Lessee disputes the amendments required by the Minister it may do so by invoking the dispute resolution provisions of clause 43.

                    15.11 Notwithstanding that there is a dispute to be resolved under clause 15.10, the Network Lessee will do all things set out in the Maintenance Plan when required by the Maintenance Plan submitted under clause 15.7.

                    15.12 If a dispute under clause 15.10 is resolved in the favour of the Network Lessee, the Minister will pay to the Network Lessee any additional expenditure that the Network Lessee has incurred under this clause 15, that it would not otherwise have been required to incur, together with interest at the Rate calculated on a straight line basis from the date that the additional expenditure was incurred until the date of payment.

Escrow Account

                    15.13 Prior to the commencement of the final five year period of the Term, the Network Lessee will:

                            (a) deposit an amount equal to the aggregate of the Minimum Expenditure Amounts for the five year period in an account with a Bank in the joint names of the Minister and the Network Lessee; or

                            (b)    provide such security (such as a bank
                                   guarantee) as the Minister reasonably
                                   requires that sufficient moneys will be
                                   deposited from time to time into the
                                   Escrow Account to meet the Minimum

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                                   Expenditure Amounts prior to the relevant
                                   expenditure becoming payable.

                    15.14 The moneys in the Escrow Account will be held on trust jointly for the Minister and the Network Lessee and will only be used for the purpose of carrying out maintenance in accordance with the Maintenance Plan. Interest will accrue for the benefit of the Network Lessee but will be reinvested in the Escrow Account.

                    15.15 The Network Lessee may spend moneys standing to the credit of the account 48 hours after providing to the Minister a notice signed by an Authorised Officer of the Network Lessee certifying that an obligation has been properly incurred in connection with the carrying out of works in accordance with the Maintenance Plan and specifying the amount of the obligation.

                    15.16 The balance (including interest) standing in the Escrow Account at the end of the Term will be applied:

                            (a)    first to the cost of performing any
                                   outstanding obligations of the Network
                                   Lessee under this agreement; and

                            (b) then, will be paid to the Network Lessee not later than 90 days after the end of the Term.

Grain Network

                    15.17 The Network Lessee will complete at its cost the work shown in the Grain Line Strengthening Plan as the remaining commitment and that remains to be completed as at the date of this agreement. The work to be completed on the Tambellup to Gnowangerup and the Katanning to Nyabing lines will be completed as soon as reasonably possible. Unless there is a Material Change in Circumstances, the Network Lessee will complete all other work by 30 June 2004.

                    15.18 The Network Lessee will participate in the Grain Logistics Committee or such other committee as

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                            may be established from time to time to advise
                            the State on the transportation of grain.

Level Crossings, bridges, tunnels and pedestrian crossings

                    15.19 The Minister and the Network Lessee agree to take all reasonable steps to:

                            (a) fulfil the obligations of the State and the Commission respectively in respect of Level Crossings as described in the Railway Crossings Protection in Western Australia - Policy and Guidelines; and

                            (b) to co-operate with a Local Government in the performance of a Local Government's obligations (under the Public Works Act 1902, the Railways Crossings Protection in Western Australia - Policy and Guidelines or otherwise) in respect of Level Crossings, bridges and tunnels.

                    15.20 The Network Lessee will maintain all Level Crossings which provide for access from private land over the Corridor Land to other private land and which currently exist on Corridor Land so they are Fit for Purpose, but at the cost of the private owner and only if the private owner agrees to pay and does pay such costs.

Review of Performance Standards

                    15.21 Twelve months before the end of each Five Year Anniversary the Network Lessee must (at its own cost) commission an independent and appropriately qualified expert to review the compliance by the Network Lessee with the Performance Standards. The terms of the engagement and identity of the expert must be submitted for the approval of the Minister at least three months prior to the expert's appointment and the Minister will promptly and reasonably consider whether to give his or her approval. Where the terms of engagement of the expert proposed is not approved by the Minister, the Network Lessee must resubmit amended terms or a new identity for approval within 30 days of the Minister advising the

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                            Network Lessee that his or her approval will not
                            be given together with reasons for such non-approval. The report of the expert must be provided to the Minister six months before the end of the relevant Five Year Anniversary.

                    15.22 Within six months, but not later than three months, before each Five Year Anniversary either the Minister or the Network Lessee may give notice to the other proposing an amendment or addition to or replacement of a Performance Standard or Performance Standards, if the party considers that:

                            (a)    compliance with any or all of those
                                   standards will no longer result in any
                                   Leased Railway Infrastructure being Fit
                                   for Purpose; or

                            (b)    the Network Lessee may comply with a
                                   lesser standard and still meet its
                                   obligations under clause 15.2.

                    15.23 An amendment to a Performance Standard pursuant to clause 15.22 may be suggested:

                            (a)    to any part of the Network;

                            (b)    to any type of Leased Railway
                                   Infrastructure;

                            (c)    to any particular Leased Railway
                                   Infrastructure; or

                            (d)    to take into account changes in the
                                   technology of Railway Infrastructure or
                                   otherwise.

                    15.24 The Minister and the Network Lessee will within 30 days of receiving a notice under clause 15.23 or 15.27 meet in good faith to:

                            (a)    review the relevant Performance Standard;

                            (b) consider the amendment or addition to or replacement of a Performance Standard with a new Performance Standard; and

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                            (c)    make any necessary amendment to the
                                   prevailing Maintenance Plan.

                    15.25 If the Minister and the Network Lessee fail to reach an agreement following meeting in accordance with clause 15.24, either may invoke the dispute resolution provisions of clause 43.

                    15.26 The parties agree that the Performance Standards will, in totality and in respect of each part of the Network, set standards which will result in the Network and each part of it being Fit for Purpose.

                    15.27 If a Material Change in Circumstances occurs, the Network Lessee may within six months of the occurrence of such event, give notice to the Minister proposing an amendment or addition to or a replacement of a Performance Standard or Performance Standards if the Network Lessee considers that:

                            (a)    compliance with any or all of those
                                   standards will no longer result in any
                                   Leased Railway Infrastructure being Fit
                                   for Purpose; or

                            (b) the Network Lessee may comply with the lesser standard and still meet its obligations under clause 15.2; and

                            the Minister is reasonably satisfied (taking into account the interests of any party to a relevant Access Agreement, Customer Contract or of any State Agreement Party) it would be unnecessary for the Network Lessee to comply with that standard then the provisions of clauses 15.23 and
                            15.24 (but not clause 15.25) apply to such notice.

Rail Safety Act accreditation

                    15.28 The Network Lessee will make (or will take reasonable steps to ensure that a Related Entity of it makes) application for accreditation as an owner under the Rail Safety Act within 90 days of the Director General under that Act formally

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                            advising the Network Lessee in writing that it
                            considers that the then safety management responsibilities of the Network Lessee render it necessary for it (or a Related Entity of it) to be so accredited.


16       Surrender of Lines

Surrender right

                    16.1 At any time after six years from the Commencement Date, the Network Lessee may request the Minister to terminate this agreement in respect of a particular Line in accordance with the following provisions of this clause 16.

                    16.2    If:

                            (a) there has been a Significant Reduction in Use in respect of a Line during a Financial Year other than as a result of Force Majeure or the Network Lessee's breach of this agreement; and

                            (b) the continued maintenance of all or the relevant part of that Line in accordance with clause 15 would for the following three years or more, be Uneconomic; and

                            (c) the Network Lessee is otherwise capable of performing its obligations under this agreement even if that Line was no longer used by the Network Lessee,

                            then within three months of the end of the relevant Financial Year the Network Lessee may give notice of that fact to the Minister.

Information

                    16.3 The notice provided under clause 16.2 must be accompanied by such information as is reasonably necessary for the Minister to form an opinion whether or not the continued maintenance of the Line is Uneconomic, together with the following information:

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                            (a)    gross tonnes of freight carried on the
                                   Line and Access Revenue for the previous three Financial Years and as reasonably anticipated for the following Financial Year for that Line;

                            (b) costs incurred by the Network Lessee in performing maintenance on the Line for the Financial Year and the costs estimated to be incurred during the three Financial Years following the end of the relevant Financial Year;

                            (c) capital expenditure reasonably anticipated as being required to be spent on the Line in the three Financial Years following the end of the relevant Financial Year;

                            (d)    details of access; and

                            (e)    details of all material liabilities
                                   associated with the continued use of the Line.

Compensation on termination

                    16.4 If each of the tests in clause 16.2 have been satisfied, the Minister must, within six months of receipt of a notice which complies with clause 16.3, either:

                            (a) agree to the termination of this agreement in respect of the Line; or

                            (b) have proposed to the Network Lessee the payment of moneys or other arrangements with the Network Lessee or other person so that maintenance of the Line by the Network Lessee for that term is not Uneconomic.

                    16.5 If the Minister gives notice under clause 16.4(a), this agreement will, in respect of that Line only, terminate at midnight on the following 30 June. Termination under this clause 16.5 is without prejudice to the rights of the parties in respect of such Line arising at any time up to

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                            that time.  Termination under this clause 16.5
                            will not reduce the Rent payable by the Network Lessee.

                    16.6 If the Minister gives notice under clause 16.4(b) in respect of a Line, then the Minister will pay the amounts specified in the notice on the dates specified in the notice.

                    16.7 The Minister may, not later than six months prior to the end of any term specified in a notice given under clause 16.4(b), provide a further notice in respect of that Line and:

                            (a)    if the Minister does so, then the
                                   provisions of clause 16.6 apply to such
                                   notice; or

                            (b)    if the Minister does not, then this
                                   agreement will terminate in respect of
                                   such Line on expiration of the relevant
                                   period.

                    16.8    The provisions of this clause 16 do not apply to:

                            (a)    the Kwinana to Kalgoorlie Line;

                            (b)    the Kalgoorlie to Esperance Line;

                            (c)    the Perth to Bunbury Line;

                            (d)    the Perth to Geraldton Line;

                            (e)    the Brunswick to Collie Line; or

                            (f)    the Kalgoorlie to Leonora Line.


17       Taxes

                    17.1 The Network Lessee must pay or indemnify the Minister for:

                            (a) all Taxes assessed against the Minister in respect of the Corridor Land and Leased Railway Infrastructure during the Term;


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                            (b)    all charges levied in respect of the
                                   provision of Services to the Corridor
                                   Land; and

                            (c)    any charges imposed by any utility in
                                   respect of the repair of the Leased
                                   Railway Infrastructure in connection with the provision of Services.

                    17.2 Where a Tax or charge to which clause 17.1 applies:

                            (a) is assessed in respect of land part of which is Corridor Land, then the Network Lessee will pay that portion of the Tax as the area of the Corridor Land bears to the total area of the land in respect of which the Tax is assessed; and

                            (b) is assessed on Corridor Land in respect of a period which includes time which is not within the Term, the Network Lessee will pay the same proportion of Tax as the relevant part of the Term bears to the period in respect of which the Tax is assessed.

GST

                    17.3

                            (a)    Unless expressly included, the
                                   consideration for any supply under or in connection with this agreement does not include GST.

                            (b) To the extent that any supply made under or in connection with this agreement is a taxable supply, the consideration for that supply is increased by an amount determined by the supplier, not exceeding the amount of that consideration (or its GST exclusive market value in the case of non-monetary consideration) multiplied by the rate at which GST is imposed in respect of the supply.


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                            (c)    The amount so determined must be paid by
                                   the recipient of the supply even if the
                                   recipient disputes the determination.

                            (d) If an adjustment event occurs following a determination under clause 17.3(b):

                                   (i)     the supplier must make a further
                                           determination under clause 17.3 of
                                           the amount of consideration
                                           payable; and

                                   (ii)    if the GST component of that
                                           consideration differs from the
                                           amount originally determined, the
                                           amount of the difference must be
                                           paid by, refunded to or credited
                                           to the recipient as the case may
                                           be.

                            (e) An amount payable under this clause 17.3 in respect of GST must be paid on or before the 14th day of the month after the month in which the taxable supply to which it relates was made, provided that if at any time the day on which GST is payable to the Australian Taxation Office by suppliers who are required to pay GST on a monthly basis to the Australian Taxation Office alters from the 21st day of the month after the month in which the taxable supply was made, then an amount payable under this clause 17.3 in respect of GST must be paid at least 7 days before the day on which the supplier must pay the GST to the Australian Taxation Office.

                            (f)    Except to the extent the parties have
                                   agreed to the contrary in accordance with clause 17.3(g), the parties to this agreement will in respect of any supply to which this clause 17.3 applies, provide a tax invoice to the other relevant party within 7 days after the date of the supply so that that party can claim an input tax credit for (or seek a refund of) any


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                                   amount paid under this agreement in
                                   respect of GST.

                            (g) The parties will use their respective best endeavours to agree protocols for the provision of tax invoices in respect of supplies to be made under this agreement and any such protocols as are agreed shall take precedence over the provisions of clause 17.3(f) in relation to the supplies to which those protocols relate. Each of the Network Lessee and the Guarantor agree to remain registered for GST purposes under the A New Tax System (Goods and Services Tax ) Act 1999 for the term of the lease.

                    17.4 Subject to clause 17.3, the Minister and the Network Lessee will take all steps lawfully and reasonably available to them to minimise the financial effect (including on cash flow) on each other by reason of things done under this agreement including, without limitation, the raising of invoices by the Minister in respect of Rent and in respect of capital works which may at the end of the Term form part of the Leased Railway Infrastructure owned by the State.


18       Force Majeure, damage and destruction

Force Majeure notice

                    18.1 If a party considers that an event of Force Majeure has occurred the party must give the other parties prompt notice of that event, specifying:

                            (a)    the event of Force Majeure in detail;

                            (b) which of the party's obligations are or will be affected by that event;

                            (c) the action that the party has taken and proposes to take to remedy or overcome the consequences of that event;


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                            (d)    the party's estimate of the length of time
                                   during which the party will be unable to carry out any of the party's obligations owing to the Force Majeure;

                            (e) the party's opinion of the consequences likely to flow from that Force Majeure;

                            (f) an estimate of the costs that the party will incur to remedy the situation; and

                            (g) details of all insurance moneys on which the party will be able to use in making good any damage caused by the Force Majeure.

Information

                    18.2 After giving a notice under clause 18.1, the party must:

                            (a) continue to provide the other parties with all relevant information pertaining to the Force Majeure as and when it becomes known to the party; and

                            (b) use its reasonable endeavours to remedy the Force Majeure promptly provided that nothing in this clause 18.2 obliges the Network Lessee to settle any industrial dispute.

Meeting

                    18.3 The Network Lessee and the Minister must meet within five Business Days of the service of a notice under clause 18.1 to determine:

                            (a) if the event of Force Majeure is covered by insurance and if so the extent of that insurance cover;

                            (b) the estimated length of time during which the Force Majeure is likely to continue; and



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                            (c)    if the Leased Railway Infrastructure has
                                   been or is being damaged as a consequence of the Force Majeure, and if so the extent of the damage.

Suspension of obligations

                    18.4    (a)    During the continuance of any Force
                                   Majeure, each party's obligations under
                                   this agreement which are affected by that Force Majeure will be suspended in accordance with clause 18.4(b) to the extent that the affected party is prevented by Force Majeure from complying with those obligations; and

                            (b)    any period of time specified in this
                                   agreement within which a particular
                                   obligation must be performed will be
                                   extended by a period of time equal to the period of time during which the affected party is prevented by Force Majeure from performing that obligation.

Force Majeure ceases

                    18.5    (a)    The Minister or the Network Lessee may
                                   each notify the other that it is of the
                                   opinion that an event of Force Majeure has ceased or been overcome; and

                            (b)    as soon as Force Majeure ceases, the
                                   affected party must recommence performance of all its affected obligations under this agreement.

Alternative arrangements

                    18.6 During the continuance of Force Majeure, each party must use its reasonable endeavours to meet such obligations under this agreement as are capable of being met notwithstanding that Force Majeure.

Repair and replacement of Railway Infrastructure



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                    18.7    Subject to clause 18.8, if due to an event of
                            Force Majeure or any other event, Leased Railway Infrastructure is:

                            (a) destroyed, then the Network Lessee will at its cost replace the Leased Railway Infrastructure with Railway Infrastructure of such standard so that the relevant Lines and Railway Infrastructure are Fit for Purpose; or

                            (b) damaged, then the Network Lessee will at its cost repair the Leased Railway Infrastructure so that the relevant Lines and Railway Infrastructure are Fit for Purpose.

                    18.8 The obligations of the Network Lessee under clause 18.7 do not apply to a Line which would, notwithstanding the damage or destruction of Leased Railway Infrastructure, qualify for surrender under clause 16.

                    18.9 The Network Lessee will perform its obligations under clause 18.7 as soon as reasonably practicable following the event which causes the damage or destruction.


19       Insurance

Network Lessee to maintain insurance

                    19.1 Provided that such insurance is available in the insurance market on reasonable terms (having regard to the nature of the risk insured) the Network Lessee will maintain during the Term comprehensive general public liability insurance with a reputable insurance company covering all material operational risks as Network Lessee, including cover against claims for bodily injury, death or property damage occurring on, in or about the Corridor Land or on, in or about any Leased Railway Infrastructure with a combined single limit of not less than $250 million (adjusted by clause 7.1) (or such other appropriate amount as agreed by the Network

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                            Lessee and the Minister) for each occurrence of
                            personal injury, death and property damage.

                    19.2 In addition to the insurance required under clause 19.1, the Purchaser and the Network Lessee, as operator and owner respectively under the Rail Safety Act, will maintain during the Term such insurance as is required from time to time under the Rail Safety Act.

Insureds

                    19.3 Each insurance effected pursuant to clauses 19.1 and 19.2 will name each of the Network Lessee, the Purchaser, the Minister, the State and the Commission jointly and severally as an insured party.

Supply details of insurance

                    19.4    The Network Lessee must:

                            (a)    provide the Minister with current
                                   certificates of insurance for each
                                   insurance policy at the Commencement Date and prior to each expiry date of a policy;

                            (b) produce each policy, receipt for premiums or certificate of currency when required to do so by the Minister;

                            (c) ensure that each policy conforms to the Minister's reasonable requirements from time to time of which the Network Lessee is given written notice, including a provision that a copy of any notice or demand issued by the insurer to the Network Lessee is provided to the Minister;

                            (d)    ensure that each policy contains
                                   provisions for cross liability and waiver of subrogation rights in favour of the Minister;




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                            (e)    not alter the terms or conditions of any
                                   policy without the prior written approval of the Minister; and

                            (f)    deliver promptly to the Minister
                                   particulars of any alteration of the terms and conditions of each policy.

Not to invalidate insurance

                    19.5 The Network Lessee must not do or omit to do anything which might render:

                            (a)    any insurance effected by the Network
                                   Lessee void or voidable; or

                            (b) the insurance of any part of the Corridor Land or the Leased Railway Infrastructure void or voidable.

Minister's rights

                    19.6 The Minister may at any time pay any premium on any policy required to be maintained by the Network Lessee when due and recover the amount paid as a debt due from the Network Lessee.


20       Network Lessee's liability and indemnity

Liability

                    20.1 As between the Minister and the Network Lessee, the Network Lessee will during the Term be the occupier of the Corridor Land and will:

                            (a) be responsible for compliance with all Laws affecting the use or occupation by it or grantees of the Corridor Land for a Permitted Use or Approved Additional Use;

                            (b) pay all Taxes assessed in respect of the Corridor Land in accordance with clause 17; and

                            (c) indemnify the Minister for liability in accordance with clause 20.3.

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                    20.2    The Network Lessee will throughout the Term
                            comply with all requirements of any Authority and all Laws in connection with the Corridor Land including all Environmental Laws and Planning Laws.

Indemnity

                    20.3 The Network Lessee will indemnify the Minister against all damages, losses, liabilities, costs, expenses and payments suffered or incurred by the Minister arising from or in connection with:

                            (a)    the exercise of any powers under clause
                                   23;

                            (b) the Minister not receiving the benefit of the Network Lessee performing its obligations under this agreement in respect of the payment of Rent from the date of that termination under clause 23 until the date on which the Term would have expired by effluxion of time;

                            (c) any amount which the Network Lessee or the Guarantor claims against the Minister, the State or the Commission (or any of their employees, agents and advisers) under the Fair Trading Act 1987 (WA) or Trade Practices Act 1974 (Cth), in respect of any misleading or deceptive conduct prior to the Commencement Date; or

                            (d) any contamination of the Corridor Land arising because of the Network Lessee's use of Contaminants on, in, under or above the Corridor Land after the Commencement Date,

                            including in each case, legal costs and expenses relating to any of those matters on a solicitor/client basis. This indemnity is not affected by the Minister accepting a repudiation of this agreement by the Network Lessee or by exercising powers under clause 23.



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21       Warranties

Warranties by the State

                    21.1 The Minister warrants and agrees with the Network Lessee that as at the date of this agreement and as at the Commencement Date:

                            (a) the Minister has legal capacity under the Act to enter into and observe the Minister's obligations under this agreement on behalf of the State, and has in full force and effect all authorisations necessary to enter into this agreement, observe obligations under them and allow them to be enforced and his obligations under the agreement are valid and binding and are enforceable against him in accordance with its terms;

                            (b) the Commission has legal capacity under the Act to enter into and to observe the Commission's obligations under this agreement on its behalf and as agent of the State of Western Australia and has in full force and effect all authorisations necessary to enter into this agreement, observe obligations under them and allow them to be enforced and its obligations under the agreement are valid and binding and are enforceable against it in accordance with its terms;

                            (c) the State has good title to the Corridor Land and Leased Railway Infrastructure to enable the Minister to grant the rights and powers to the Network Lessee under this agreement;

                            (d)    except for the Existing Third Party
                                   Interests the Corridor Land is not subject to any Encumbrance which would unreasonably interfere with the use by the Network Lessee of the Corridor Land or Leased Railway Infrastructure for a Permitted Use;


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                            (e)    except for the Non-Corridor Leased Railway
                                   Infrastructure, the Leased Railway
                                   Infrastructure is situated on Corridor
                                   Land and within the boundaries of the
                                   Corridor Land shown on the Maps;

                            (f) the Corridor Land along with the Corridor Land NarrowGauge is that land described in the Corridor Land Designation Order and in the Maps to the scale shown on the Maps;

                            (g)    there is no Railway Infrastructure
                                   necessary for use by the Network Lessee
                                   which is on any land referred to in
                                   clauses 3.2(a), (b) or (e); and

                            (h) the Leased Railway Infrastructure and the Corridor Land (together with the Communications and Signalling Agreement) comprise all land, railway infrastructure and rights currently used by the Commission in the conduct of its below rail business.

Network Lessee's warranties

                    21.2 The Network Lessee, the Purchaser and the Guarantor each represent, warrant and agree with the State that at the date of this agreement:

                            (a) it has been duly incorporated as a company limited by shares in accordance with the laws of Australia , is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

                            (b) it has power to enter into and observe its obligations under this agreement; and

                            (c)    it has in full force and effect the
                                   authorisations necessary to enter into
                                   this agreement, observe obligations under them and allow them to be enforced; and

                            (d) its obligations under this agreement are valid and binding and are enforceable

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                                   against it in accordance with its terms;
                                   and

                            (e) this agreement and the transactions under it do not contravene its constituent documents (if any) or any law, regulation or official directive or any of its obligations or undertakings by which it or any of its assets are bound or cause a limitation on its powers or the powers of its directors to be exceeded; and

                            (f)    the most recent audited Financial
                                   Statements of it (if any) and audited
                                   consolidated Financial Statements of it
                                   and its subsidiaries (if any) are a true, fair and accurate statement of its financial position and their consolidated financial position as at the date to which they are prepared and disclose or reflect all their actual and contingent liabilities and subsequent events; and

                            (g) there has been no material change in the financial position of it or in the consolidated financial position of it and its subsidiaries since the date (if any) to which the audited Financial Statements of it and the audited consolidated Financial Statements of it and its subsidiaries were last prepared before the date of this agreement; and

                            (h) it has fully disclosed in writing to the Minister all facts relating to it and its subsidiaries and anything in connection with them which are material to the assessment of the nature and amount of the risk undertaken by the Minister in entering into this agreement and doing anything in connection with them; and

                            (i) there is no pending or threatened action or proceeding affecting it or any of its subsidiaries or any of their respective assets before a court, governmental agency, commission or arbitrator; and

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                            (j)    neither it nor any of its subsidiaries has
                                   immunity from the jurisdiction of a court or from legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise); and

                            (k) it does not enter into this agreement in the capacity of a trustee of any trust or settlement; and

                            (l) it is the beneficial owner of and has good title to all property held by it or on its behalf and all undertakings carried on by it; and

                            (m)    it is a person who complies with the
                                   requirements of section 12(3) of the Act.


22       Disclaimers and acknowledgments

                    22.1 The Network Lessee, the Purchaser and the Guarantor each represent, warrant and agree with the Minister that:

                            (a) no representation or warranty, express or implied, by the Minister, the Commission or any other person has (except as expressly set out in this agreement or the Sale Agreement) been relied upon by the Network Lessee, the Purchaser or the Guarantor in entering into this agreement;

                            (b) they understand that the preparedness of the Network Lessee and the Purchaser and the Guarantor to provide the representation given in clause 22.1(a) was one of the key requirements of the Minister in selecting the Network Lessee as the party with whom the Minister would enter into this agreement;

                            (c) they accept the Corridor Land and Leased Railway Infrastructure in its current condition; and


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                            (d)    the Network Lessee has made enquiries
                                   about and obtained all approvals and
                                   consents necessary for it to operate the Leased Railway Infrastructure so as to permit the Purchaser to carry on the Freight Business.


23       Default and termination

Essential terms

                    23.1 The following obligations of the Network Lessee are essential terms of this agreement:

                            (a)    the obligations to pay money under clause
                                   6; and

                            (b) the obligations to maintain Leased Railway Infrastructure under clause 15; and

                            (c) any other obligation a breach of which would be a Material Event of Default.

Events of Default

                    23.2    An Event of Default occurs if:

                            (a) the Rent is at any time unpaid for 30 days after notice from the Minister demanding payment; or

                            (b) the Network Lessee does not comply with any of its other obligations under this agreement, whether or not an essential term, within 120 days of demand by the Minister to remedy the same provided that such period will be extended by such further period of time as is reasonably necessary (not being more than a further 120 days) to cure such breach if the Network Lessee is, in the reasonable opinion of the Minister diligently pursuing rectification of such breach; or




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                            (c)    an Insolvency Event occurs with respect to
                                   the Network Lessee, the Purchaser or a
                                   Guarantor.

Minister's right to terminate

                    23.3 If a Material Event of Default occurs, the Minister may at his sole discretion:

                            (a)    terminate this agreement by 120 day's
                                   notice in writing to the Network Lessee;
                                   or

                            (b)    recover damages arising from such breach;
                                   or

                            (c)    refer the matter for resolution under
                                   clause 43; or

                            (d) subject to clause 23.10 recover as a debt due by the Network Lessee an amount up to the penalty specified in Schedule 7 in respect of the breach; or

                            (e) cure the default in accordance with clause 23.7; or

                            (f)    do all or any of (a) to (e) above.

                    23.4 If an Event of Default occurs which is not a Material Event of Default then the Minister may at his sole discretion:

                            (a)    recover damages arising from such breach;
                                   or

                            (b)    refer the matter for resolution under
                                   clause 43; or

                            (c)    recover as a debt due by the Network
                                   Lessee an amount up to the penalty
                                   specified in Schedule 7 in respect of the breach for each day that the breach continues; or

                            (d) cure the default in accordance with clause 23.7; or

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                            (e)    do all or any of (a) to (d) above.

Minister's rights on termination or expiration of the Term

                    23.5 If this agreement terminates for any reason including under clause 23.3, the Network Lessee remains liable for and must immediately on demand by the Minister pay each of the instalments of Rent remaining unpaid notwithstanding that those Rent instalments were not otherwise due until their respective Rent Payment Dates.

                    23.6 Termination of this agreement is without prejudice to the rights of the parties subsisting as at the date of termination.

Step in rights

                    23.7 In respect of an Event of Default the Minister may if he has complied with clause 23.2 in respect of a breach of this agreement take such action by way of self help to remedy the breach as he thinks fit including without limitation:

                            (a) operating and using the Leased Railway Infrastructure and running its trains and rolling stock on the Network to carry goods in order that the obligations under the Customer Contracts or the State Agreement Obligations are performed; and

                            (b) carrying out any maintenance required to be undertaken in accordance with clause 15, and the Network Lessee will take all steps reasonably necessary to assist the Minister in doing anything under this clause 23.7.

                            and the Network Lessee will take all steps reasonably necessary to assist the Minister in doing anything under this clause 23.7.

Assignment and novation of contracts on Termination

                    23.8 If this agreement is terminated by the Minister under clause 23.3 then:


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                            (a)    the Minister may within a further period
                                   of six months give notice to the Purchaser terminating any right of the Purchaser to use the Leased Railway Infrastructure, notwithstanding any understanding, arrangement or agreement to the contrary between the Network Lessee and the Purchaser;

                            (b) for a period of two years the Purchaser will make available to the Minister at no cost such of the locomotives and rolling stock then used or required to be used by the Purchaser in Western Australia for the purpose of performing any obligation under the Grain Contract;

                            (c)    the Minister will take all steps to
                                   perform the obligations of the Network
                                   Lessee under the Access Arrangements; and

                            (d)    the Network Lessee will:

                                   (i)     execute and cause its successor to
                                           execute documents and do
                                           everything else necessary or
                                           appropriate to be done in respect
                                           of paragraphs (a) or (b) above;
                                           and

                                   (ii)    use its best endeavours (short of
                                           paying money or providing other
                                           valuable consideration) to cause
                                           relevant third parties to do
                                           likewise.

Infrastructure of the Purchaser

                    23.9 Upon termination of this agreement the Purchaser may within 12 months of such termination remove any Railway Infrastructure owned by it which is situated on Corridor Land provided that the Purchaser must do so carefully and make good any damage or loss caused and leave the site from which the Railway Infrastructure was removed in a safe and unpolluted state.


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Penalties

                    23.10 This clause 23.10 applies to the Minister's right to recover a penalty under clause 23.3(d) or clause 23.4(c):

                            (a)    the amount of the penalty will be
                                   determined by the Minister in accordance with this clause 23.10;

                            (b) the Minister will before determining a penalty make reasonable enquiries of the Network Lessee to determine either the quantum of damages suffered by the Minister in respect of a Material Event of Default or Event of Default or the reasonable costs which could be expected to be incurred by the Network Lessee or the Minister if the Network Lessee were to remedy such Material Event of Default or Event of Default; and

                            (c) the maximum penalty which the Minister may recover in respect of a particular Material Event of Default or Event of Default is the amount reasonably determined by the Minister in respect of that default in accordance with clause 23.10(b).


24       [This clause has been deliberately left blank].


25       Sharing of information, reporting and co-operation

                    25.1 Throughout the Term each of the Minister, the Commission, the Network Lessee and the Purchaser will appoint a person as Information
                            Representative and will make that person available as the point of contact through which another party:

                            (a)    may request access to Relevant
                                   Information; and



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                            (b)    will provide Relevant Information to the
                                   other party.

                            Any party may replace its Information
                            Representative from time to time provided notice of that replacement has been given to the other parties.

                    25.2 Each party will comply with a reasonable request of another party for copies of Relevant Information, provided that the other party pays the reasonable costs of providing such information.

                    25.3 Each party will throughout the Term take all reasonable steps to preserve copies of all Existing Relevant Information in its possession at the Commencement Date.

                    25.4 Upon completion of any material works under clause 13 or clause 15 the Network Lessee will give to the Commission and the Minister copies of the drawings and plans for such works.

                    25.5 Within 120 days after the end of each agreed accounting period during the Term the Network Lessee will provide the following information to the Minister:

                            (a)    audited Financial Statements for the
                                   Network Lessee and the Guarantor;

                            (b) gross tonnes of freight carried (by all users) during the relevant period on each section of Line;

                            (c)    number of track kilometres in use;

                            (d) numbers of trains (freight and passenger) for the relevant period over each section of Line; and

                            (e) a statement signed by two directors of the Network Lessee certifying that to the best of their knowledge, information and belief:


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

                                   (i)     no Material Event of Default has
                                           occurred which was not notified to
                                           the Minister; and

                                   (ii)    the Network Lessee has complied
                                           with its obligations under clause
                                           15, including compliance with the
                                           Performance Standards.

                    25.6 If the Network Lessee is in default under any agreement with a financier which relates to this agreement or to the Leased Railway Infrastructure, the Network Lessee will provide the Minister with copies of all financial information which the Network Lessee provides to the financier whilst that default is subsisting.

                    25.7 The Network Lessee will inform the Minister immediately following any continuous period of three months of non-compliance with any Performance Standard.

                    25.8 Throughout the Term the Commission, the Network Lessee and the Purchaser agree to co-operate with each other and act in good faith and to take all reasonable steps to ensure that to the extent they are required to maintain the accreditation of the Commission, the Purchaser or the Network Lessee under the Rail Safety Act, there is in place all interface agreements and protocols as is required between them to meet any of those parties' obligations under the Rail Safety Act.


26       Stamp duty

                    26.1 The Network Lessee and the Minister agrees that the Rent includes stamp duty on this agreement, which will be paid by the Minister.

                    26.2 The Network Lessee agrees not to dispute the assessment of stamp duty on this agreement or to seek any refund of such duty.

                    26.3 The Minister will indemnify the Network Lessee for any liability for stamp duty or rental


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                            business duty payable in respect of this
                            agreement.

27       Notices

                    27.1    A notice, approval, consent or other
                            communication in connection with this agreement:

                            (a) may be given by an Authorised Officer of the relevant party;

                            (b)    must be in writing in the English
                                   language;

                            (c) must be marked for the attention of the person identified in paragraph (d); and

                            (d)    must be left at the address of the
                                   addressee, or sent by prepaid ordinary
                                   post (airmail if posted to a place outside the country in which it is posted) to the address of the addressee or sent by facsimile to the facsimile number of the addressee which is specified in this clause or if the addressee notifies another address or facsimile number then to that address or facsimile number.

                                   The address and facsimile number of each party is:

                                   Minister

                                   Attention:        The Minister
                                   Address:          12th Floor
                                                     Dumas House
                                                     2 Havelock Street
                                                     West Perth WA 6005
                                   Facsimile:        (08) 9321 7370
                                   Commission
                                   Attention:        The Commissioner
                                   Address:          Westrail Centre
                                                     West Parade
                                                     East Perth WA 6004
                                   Facsimile:        (08) 9326 2447

                                   Treasurer

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                                   Attention:        Under Treasurer
                                   Address:          24th Floor
                                                     197 St Georges Terrace
                                                     Perth WA 6000
                                   Facsimile:        (08) 9222 9206

                                   Network Lessee

                                   Attention:        Company Secretary
                                   Address:          11th Floor
                                                     40 The Esplanade
                                                     Perth WA 6000
                                   Facsimile:        (08) 9327 4290

                                   Purchaser
                                   Attention:        Company Secretary
                                   Address:          11th Floor
                                                     40 The Esplanade
                                                     Perth WA 6000
                                   Facsimile:        (08) 9327 4290

                                   Guarantor

                                   Attention:        Company Secretary
                                   Address           11th Floor
                                                     40 The Esplanade
                                                     Perth WA 6000
                                   Facsimile:        (08) 9327 4290


28       Assignment and charging

No interest to be created without consent

                    28.1 Subject to clause 28.2 and clause 28.6, the Network Lessee is not, without the Minister's consent, to assign all or any of its rights under this agreement or create in favour of any person an interest in this agreement, in the Corridor Land or in the Leased Railway Infrastructure, or allow any person to use or occupy the Corridor Land or Leased Railway Infrastructure other than in accordance with the terms and conditions of this agreement, the Access Regime or as required by law.


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Requirements for assignment

                    28.2 The Network Lessee may only assign all (but not part) of its rights under this agreement if:

                            (a) at least 90 days before the date of the proposed assignment, the Network Lessee:

                                   (i)     applies for the Minister's
                                           consent; and

                                   (ii)    supplies to the Minister evidence
                                           acceptable to the Minister (acting
                                           reasonably) that the proposed
                                           assignee is experienced in and of
                                           good reputation in relation to
                                           maintaining and operating a rail
                                           freight network permitted by this
                                           agreement, and is financially able
                                           to operate and maintain that
                                           network and is or will be at the
                                           date of assignment accredited as
                                           an owner and operator under the
                                           Rail Safety Act and that it will
                                           comply with section 12(3) of the
                                           Act; and

                                   (iii)   has remedied any outstanding Event
                                           of Default on the Network Lessee's
                                           part or the Minister has waived
                                           the Event of Default; and

                                   the Minister consents to the assignment;

                            (b)    the Network Lessee delivers to the
                                   Minister, before the date of the proposed assignment, a completed agreement (or deed), in a form prepared by and approved by the Minister, by which:

                                   (i)     the proposed assignee agrees with
                                           the Minister to be bound by this
                                           agreement, and any subsisting
                                           agreement between the Commission
                                           and the Network Lessee for the
                                           provision of services or of access
                                           or the sharing of infrastructure

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                                           as from the date that the
                                           assignment takes effect; and

                                   (ii)    the Guarantor procures that a
                                           party of at least the financial
                                           standing of the Guarantor gives to
                                           the Minister a guarantee and
                                           indemnity in the terms of clause
                                           46 in respect of the liability of
                                           the assignee;

                            (c) the Network Lessee pays to the Minister on demand the Minister's expenses, including legal costs,

                                   (i)     incurred in making enquiries to
                                           satisfy itself concerning the
                                           matters specified in
                                           clause 28.2(a)(ii); and

                                   (ii)    in connection with the
                                           preparation, completion and
                                           stamping of the assignment and any
                                           other related documents, and the
                                           stamp duty on all those documents;

                            (d) if requested by the Minister, the Network Lessee arranges for the proposed assignee or sublessee to obtain from a bank or other person acceptable to the Minister a guarantee of the obligations under this agreement to be assumed by the proposed assignee in respect of any amount payable under the agreement; and

                            (e) there is no subsisting Material Event of Default.

Network Lessee liability

                    28.3 The Network Lessee remains fully liable under this agreement if the Network Lessee assigns this agreement or creates an interest in this agreement, the Corridor Land or the Leased Railway Infrastructure in favour of any other person, whether or not the Network Lessee has complied with the requirements set out in clause

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                            28.2.  If the Network Lessee has complied with
                            clause 28.2, the Network Lessee shall not be liable for any of the obligations of the assignee assumed under any agreement or deed entered into in accordance with clause 28.2(b).

Exclusion of statutory provisions

                    28.4 The provisions of sections 80 and 82 of the Property Law Act 1969 do not apply to this agreement.

Costs and expenses

                    28.5 The Network Lessee is to pay to the Minister on demand all reasonable fees and expenses payable by the Minister to any consultant engaged by the Minister in connection with a proposed assignment or sub-letting.

Charging

                    28.6 The Minister, subject to the execution by each such Permitted Chargee of an agreement with the Minister (to which the Network Lessee shall also be a party) in such reasonable form as the Minister may require and which shall provide for inter alia the matters listed below, hereby consents to the Network Lessee's assigning by way of security, mortgaging, charging or otherwise creating a security (as principal or surety) in favour of any of the lenders, financiers or other credit providers (or agent or trustee for those lenders, financiers or other credit providers) (each a "Permitted Chargee") in connection with the financing or refinancing of the Network Lessee's obligations under this agreement (including the payment of the Initial Rent) over the Network Lessee's right, title and interest under or derived from this agreement. The matters referred to are:

                            (a) the Minister shall, contemporaneously with giving to the Network Lessee any notice of an Event of Default or a Material Default under this Agreement, or any notice of an event or circumstance that if not cured

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                                   within a specified period of time will or
                                   may give rise to such an Event of Default or Material Default, give a copy of that notice to the Permitted Chargee or, if more than one, their appointed agent;

                            (b)    the Permitted Chargee or Permitted
                                   Chargees shall be given a reasonable
                                   opportunity over and above that afforded to the Network Lessee to effect a cure of any Event of Default or Material Default prior to the Minister exercising any right to terminate this agreement;

                            (c) the appointment by a Permitted Chargee of a controller in respect of the Network Lessee shall not of itself constitute an Event of Default or a Material Default;

                            (d) the exercise by a Permitted Chargee of any power of sale in respect of the whole or any part of the assets or undertaking of the Network Lessee shall not of itself constitute an Event of Default or a Material Default and shall be permitted, subject to compliance with clause 28.2 in relation to any consequent assignment of the rights and any novation by any third party of the obligations of the Network Lessee under this agreement; and

                            (e)    the Permitted Chargee shall,
                                   contemporaneously with giving to the
                                   Network Lessee any notice of default under any agreement between the Permitted Chargee and the Network Lessee, or any notice of an event or circumstance that if not cured within a specified period of time will or may give rise to such an event of default, give a copy of that notice to the Minister.


29       Exercise of rights

         A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A

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         single or partial exercise of a right, power or remedy by the party does not prevent a further exercise of that or of any other right, power or remedy. Failure by the party to exercise or delay in exercising a right, power or remedy does not prevent its exercise. A party is not liable for any loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising the right, power or remedy.


30       Waiver and variation

         A provision of or a right created under this agreement may not be waived or varied except in writing signed by the party or parties to be bound.


31       Approvals and consents

         By giving any approval or consent, a party does not, and is not to be taken to, make or give any warranty or representation as to any circumstance relating to or the subject matter of the consent or approval.


32       Remedies cumulative

         The rights, powers and remedies provided in this agreement are cumulative with and not exclusive or limiting of the rights, powers or remedies provided by law or equity independently of this agreement.


33       No merger

         The warranties, undertakings and indemnities in this agreement do not merge on completion or termination of this agreement for whatever reason.


34       Indemnities

                    34.1 Each indemnity in this agreement is a continuing obligation, separate and independent from the other obligations of the parties and survives termination of this agreement for whatever reason.


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                    34.2    It is not necessary for a party to incur expense
                            or make payment before enforcing a right of indemnity conferred by this agreement.

                    34.3 Except as expressly provided in this agreement, no party to this agreement, including their respective employees and agents, will be liable in any circumstances to any other party or anyone claiming through another party, for any Indirect Loss, , or loss of or corruption of data, caused by or resulting from or in relation to any of their obligations under this agreement whether arising from breach of contract, negligence or any tort, in equity or otherwise and whether or not the other party was advised of the possibility of such loss or damage.

Obligations of the parties

                    34.4 Within five Business Days after receiving any claim or demand or being served with any legal proceedings which may lead to liability on the part of a party under any claim for indemnity under this agreement, the party in receipt of such claim, demand or service of legal proceedings must give written notice to the other party or parties setting out full details of the claim, demand or legal proceedings.

                    34.5 A party must not accept, compromise or pay any claim or demand or agree to arbitrate, compromise or settle any legal proceedings which may lead to liability on the part of another party under any claim for indemnity under this agreement without the prior written approval of that other party.

                    34.6 Upon receiving from a party an indemnity against all damages, losses, liabilities, costs, expenses and payments which may result, the other party must take any action and provide any assistance the first mentioned party requires to avoid, contest, compromise or defend any claim, demand or legal proceedings which may lead to liability on the part of the other party under any claim. Such assistance includes, but is not limited to, providing witnesses and documentary or other evidence and allowing the other party and its

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                            legal advisers to inspect and take copies of all
                            relevant books, records, files and documents.

                    34.7 No party is liable to another party for any claim arising from a claim, demand or legal proceedings in respect of which the other party does not fully comply with clauses 34.4 to 34.6.


35       Further assurances

         Each party agrees, at its own expense, to:

                            (a)    execute and cause its successors to
                                   execute documents and do everything else necessary or appropriate to bind the party and its successors under this agreement; and

                            (b) use its best endeavours to cause relevant third parties to do likewise to bind every person intended to be bound under this agreement.


36       Treasurer's guarantee and indemnity

                    36.1 The Treasurer exercising power under section 20 of the Act, unconditionally and irrevocably guarantees to the Purchaser, the Network Lessee and the Guarantor, the due and punctual performance by the Minister and the Commission of their obligations under this agreement including the obligation to pay any amount under this agreement.

                    36.2 As a separate undertaking the Treasurer indemnifies the Purchaser, the Network Lessee and the Guarantor against all loss or liability arising from and any costs charges and expenses incurred in connection with a breach by the Minister or the Commission of this agreement including the obligation to pay any amount under this agreement.

                    36.3 The Treasurer's liability under this guarantee and indemnity is not affected by anything which

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                            might release or exonerate or otherwise affect
                            him at law or in equity, including one or more of the following:

                            (a) the Purchaser, the Network Lessee and the Guarantor granting time or other indulgence to, compromising with or partially releasing in any way the Commission, the Minister or the Treasurer;

                            (b)    laches, acquiescence, delay, acts or
                                   omissions on the part of the Purchaser,
                                   the Network Lessee or the Guarantor;

                            (c) any variation or novation of a right of the Purchaser, the Network Lessee or the Guarantor;

                            (d) any alteration of this agreement or any agreement entered into in the performance of this agreement, with or without the consent of the Treasurer; and

                            (e) the invalidity or unenforceability of an obligation or liability of a person other than the Treasurer.

                    36.4 This guarantee and indemnity is a continuing guarantee and indemnity and is not discharged by any one payment. This guarantee and indemnity does not merge on Completion.

                    36.5 The Treasurer waives any right he may have of first requiring the Purchaser, the Network Lessee or the Guarantor to commence proceedings or enforce their rights against the Commission, the Minister or the Treasurer before claiming under this guarantee and indemnity.


37       Supervening legislation

         Any present or future legislation which operates to vary the obligations of a party in connection with this agreement with the result that another party's rights, powers or remedies are adversely affected (including, without limitation, by way of delay or


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         postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by Law.


38       Confidentiality

                    38.1 No Confidential Information may be disclosed by a party to any person except:

                            (a) employees, legal advisers, auditors and other consultants of the recipient or its Related Entities who genuinely require the information for the purposes of this agreement; or

                            (b) with the consent of the party who supplied the information; or

                            (c) if the party is required to do so by law or a stock exchange; or

                            (d)    if the party is required to do so in
                                   connection with legal proceedings relating to this agreement; or

                            (e) to any prospective investors, purchasers, financiers, insurers or persons to whom disclosure is necessary so a party can perform its obligations under this agreement provided that the such other person agrees to be bound by similar confidentiality obligations to this clause.

                    38.2 A party disclosing information under clause 38.1(a) or (b) must use all reasonable endeavours to ensure that persons receiving Confidential Information from it do not disclose the information except in the circumstances permitted in clause 38.1.

                    38.3 This clause 38 will survive termination (for whatever reason) of this agreement.

                    38.4 Nothing in this clause 38 prevents the Minister from tabling a copy of this agreement in


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                            Parliament or providing a copy to any Member of
                            Parliament.


39       Sovereign immunity

                    39.1 The Minister warrants that the State is not entitled to claim immunity from legal proceedings for itself or any of its properties and assets (other than property and assets not in use or intended for use for business purposes) on the grounds of sovereignty or otherwise under a law or in a jurisdiction where an action may be brought for the enforcement of any of the obligations under this agreement.

                    39.2 The Minister irrevocably waives to the fullest extent permitted by the laws of any jurisdiction any right to immunity from set-off, legal proceedings, attachment prior to judgment, other attachment or execution of judgment on the grounds of sovereignty or otherwise, for the State and its property in respect of its obligations under this agreement.


40       Severability

         If the whole or any part of a provision of this agreement is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this agreement has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this agreement or is contrary to public policy.


41       Entire Agreement

         This agreement (including the Schedules, Annexures and Maps) constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.





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42       No representations or warranties

         Each of the Network Lessee, the Purchaser and the Guarantor acknowledge that in entering into this agreement it has not relied on any representations or warranties about its subject matter except as expressly provided by the written terms of this agreement.


43       Dispute resolution

                    43.1 If a Dispute arises between any of the parties as to:

                            (a)    the construction of this agreement; or

                            (b) the rights or obligations of a party under this agreement; or

                            (c)    any other matter arising out of or
                                   relating to this agreement,

                            (other than a Dispute entitling a party to proceed for urgent interlocutory relief or to recover moneys owed) the parties undertake in good faith to use all reasonable endeavours to settle the Dispute in accordance with the procedure set out in the following clauses and illustrated below.

                            Dispute Timetable

                                 Action                Time              Clause
                            1    Party claiming        Any time          43.3
                                 dispute must give
                                 notice to the other

                            2    Party must nominate   with notice       43.3
                                 representative        under (1)

                            3    Other party must      within 14 days    43.3
                                 also nominate         from (2)
                                 representative
                            4    Representatives must  within 14 days    43.4
                                 use reasonable        from (3)
                                 endeavours to
                                 resolve Dispute


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                            5    If not resolved,      must meet for     43.5
                                 referred to senior    2 days within
                                 executives            14 days of (4)
                            6    If no resolution,     within 14 days    43.7
                                 parties must try and  of (5)
                                 agree procedure for
                                 dispute resolution

                            7    If dispute                              43.7
                                 resolution process                      to
                                 agreed then that                        43.9
                                 process followed

                            8    If no agreement,      within 14 days    43.10
                                 then a party may      of (5) if no
                                 refer the matter to   agreement
                                 arbitration           reached

                    43.2 Unless a party has complied with clauses 43.3 to 43.8, that party may not commence court proceedings or arbitration relating to any Dispute to which clause 43.1 applies except where that party seeks urgent interlocutory relief. Where a party fails to comply with clauses 43.3 to 43.8, the other party in dispute with the party failing to comply need not comply with this clause before referring the Dispute to arbitration or commencing court proceedings.

                    43.3 Any party claiming that a Dispute has arisen under this agreement may give written notice to the other party with reasonable particulars of the Dispute and designating as its representative in negotiations relating to the Dispute a person with authority to settle the Dispute. The party receiving such notice will, within 14 days of receipt of the notice from the other party, give notice in writing to the other party in dispute designating as its representative in negotiations relating to the Dispute a person with similar authority.
                    43.4    The designated persons appointed under clause
                            43.3 will, within 14 days of the last designation required by clause 43.3, and following whatever investigations each considers appropriate, use



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                            their reasonable endeavours to resolve the
                            Dispute.

                    43.5 If the designated persons appointed under clause 43.3 are unable to resolve the Dispute to the satisfaction of all parties to the dispute within the 14 days referred to in clause 43.4, the Dispute will be referred to:

                            (a) in the case of the Minister, either the Minister, the Under-Treasurer or the Director General of the Department of Transport;

                            (b)    in the case of the Commission, the
                                   Commissioner for Railways or the Acting
                                   Commissioner for Railways; or

                            (c) in the case of the Network Lessee, the Purchaser or the Guarantor the Chief Executive Officer or the Company Secretary of the Guarantor,

                            who will meet within the next 14 days and for not less than two full Business Days to attempt to resolve the Dispute.

                    43.6 Any resolution reached pursuant to clauses 43.4 and 43.5, that is satisfactory to all parties to the Dispute, will be implemented as soon as possible.

                    43.7 If no satisfactory resolution of the Dispute is agreed to in the meetings held under clause 43.5 or within such further period as the parties agree after the conclusion of the meetings held, pursuant to clause 43.5, the parties in dispute will within a further 14 days, seek to agree on a process for resolving the whole or part of the Dispute through means other than litigation or arbitration, such as further negotiations, mediation, conciliation, independent expert determination or mini-trial. If the parties do not so agree then the Dispute may be submitted to arbitration in accordance with this clause 43.



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                    43.8    In agreeing to the procedure to adopt to resolve
                            the Dispute, the parties must agree:

                            (a)    the procedure and timetable for any
                                   exchange of documents and other
                                   information relating to the Dispute;

                            (b) the procedural rules and a timetable for the conduct of the selected mode of proceeding;

                            (c) a procedure of selection and compensation of any neutral person who may be employed by the parties in dispute; and

                            (d)    whether the parties should seek the
                                   assistance of a dispute resolution
                                   organisation.

                    43.9 The parties acknowledge that the purpose of any exchange of information or documents or the making of any offer of settlement pursuant to this clause is to attempt to settle the Dispute between the parties. No party may use any information or documents obtained through the dispute resolution process established by this clause for any purpose other than in an attempt to settle a Dispute between the parties. The parties acknowledge that any exchange of information or documents or the making of any offer of settlement pursuant to this clause is strictly on a without prejudice basis as regards any rights that a party may have.

                    43.10 After the expiration of the time established by or agreed under clause 43.8 for agreement on a dispute resolution process, if the Dispute has not been resolved, any party which has complied with the provisions of clauses 43.3 to 43.7 may in writing terminate the dispute resolution process provided for in those clauses and may then refer the Dispute to arbitration or reserve its rights under this agreement.

                    43.11 If the Dispute is referred to arbitration, the Dispute will be administered by the Australian Commercial Disputes Centre Limited, conducted at

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                            Perth and held in accordance with and subject to
                            the Commercial Arbitration Act 1985 (WA).

                    43.12 For the purposes of the arbitration proceedings under clause 43.11, the parties agree to appoint an arbitrator from:

                            (a)    in respect of any Dispute relating to
                                   clause 12, 13, 15 and 18, an engineer with not less than 15 years relevant rail experience; or

                            (b)    in respect of any other Dispute, a
                                   solicitor or chartered accountant of not less than 15 years relevant experience.

                            If the parties do not agree on the arbitrator to be appointed, the arbitrator is to be a person nominated by the Secretary General of the Australian Commercial Disputes Centre Limited or its successor or if no such body exists then by the President of the Law Society of Western Australia.

                    43.13 The provisions of clause 43, and in particular clause 43.2, do not apply to, or in any way limit the rights of the Minister:

                            (a) to seek recovery of any amount payable under clause 6; or

                            (b) to terminate the agreement in accordance with clause 23; or

                            (c)    to seek recovery of penalties under
                                   clause 23 and Schedule 7.


44       Governing law, jurisdiction and service of process

                    44.1 This agreement is governed by the law in force in Western Australia.

                    44.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Western Australia and courts of appeal from them. Each party waives any right it has to

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                            object to an action being brought in those courts
                            including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

                    44.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 27 or with its process agent referred to in clause 44.4.

                    44.4 Each of the Network Lessee and the Guarantor irrevocably:

                            (a) nominates the Company Secretary for the time being of the Guarantor as its agent to receive service of process or other documents in relation to any dispute in Australia;

                            (b)    agrees that the service of process or
                                   documents on the agent or any other person appointed under paragraph (a) will be sufficient service on it; and

                            (c)    undertakes to ensure that the process
                                   agent remains authorised to accept service on its behalf. If any process agent ceases to have an office in the place specified, it will ensure that at all times there is another person in that place acceptable to the Minister to receive process on its behalf. It will promptly notify the Minister of the appointment of that other person.


45       No undisclosed principals or undisclosed trusts

         Except as expressly stated in writing in this agreement, no person enters into this agreement as an agent for any other person or as


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         trustee of any trust or on behalf or for the benefit of any other person.


46       Guarantee and indemnity

Guarantor's obligations

                    46.1 In consideration of the Minister entering into this agreement at the Guarantor's request, the
                            Guarantor:

                            (a) unconditionally and irrevocably guarantees to the Minister the due and punctual payment by the Network Lessee to the Minister of all amounts payable by the Network Lessee under this agreement and the due compliance by the Network Lessee with all the Network Lessee's other obligations under this agreement; and

                            (b)    as separate undertakings:

                                   (i)     unconditionally and irrevocably
                                           agrees to indemnify the Minister
                                           against all loss incurred or
                                           suffered by the Minister arising
                                           from or in connection with any
                                           Event of Default or as a
                                           consequence of a disclaimer of the
                                           agreement by a liquidator or
                                           trustee of the Network Lessee; and

                                   (ii)    as principal debtor agrees to pay
                                           to the Minister on demand a sum
                                           equal to the amount of any loss
                                           described in clause 46.1(b)(i),

                            provided that nothing in this clause 46 requires the Guarantor to do anything contrary to section 12 of the Act.

Duration and application

                    46.2    This guarantee and indemnity:



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                            (a)    continues in full force and effect until
                                   the Network Lessee has complied with all the Network Lessee's obligations under this agreement and while the Network Lessee occupies or is entitled to occupy the Corridor Land under this agreement or any other right of occupation or as a trespasser or other unauthorised occupier;

                            (b) extends to the obligations of any assignee of this agreement;

                            (c)    extends to all extensions of this
                                   agreement and any new agreement in respect of the Corridor Land; and

                            (d) extends to claims by the Minister for loss or damage arising from the repudiation of this agreement or breaches of the terms of this agreement by the Network Lessee, including the Minister re-entering the Corridor Land or terminating this agreement.

                    46.3    The Guarantor waives:

                            (a) all the Guarantor's rights as a surety in respect of this guarantee and indemnity; and

                            (b) any right the Guarantor may have of first requiring the Minister to commence proceedings or enforce the Minister's rights against the Network Lessee before claiming under this guarantee and indemnity.

No prejudice to rights

                    46.4 The liability of the Guarantor and the rights of the Minister under this clause are not prejudiced or otherwise affected by anything which might otherwise affect them in law or in equity, including one or more of the following:

                            (a)    the Minister granting time or other
                                   indulgence to or compromising with or

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                                   partially releasing in any way the Network
                                   Lessee or the Guarantor;

                            (b) acquiescence, delay, acts or omissions on the part of the Minister;

                            (c)    a variation of this agreement with or
                                   without the consent of the Guarantor;

                            (d) the dissolution or other incapacity of the Network Lessee or the Guarantor;

                            (e) the occurrence of an Insolvency Event with respect to the Network Lessee or the Guarantor;

                            (f) the invalidity or unenforceability of an obligation or liability of the Network Lessee under this agreement;

                            (g)    the disclaimer of this agreement by a
                                   liquidator, administrator or trustee of
                                   the Network Lessee; or

                            (h) the Minister releasing, disposing of or dealing in any other way with any other security interest the Minister may hold given by the Network Lessee or any other guarantor.

Restriction on Guarantors' claims

                    46.5 The Guarantor may not, without the prior written consent of the Minister:

                            (a) raise a set-off or counterclaim available to the Guarantor against the Network Lessee in reduction of its liability under this clause;

                            (b)    prove or claim in any bankruptcy,
                                   liquidation, arrangement or assignment of or in relation to the Network Lessee until the Minister has received 100 cents in the $ in respect of the money owing by the Network Lessee under this agreement; and the Guarantor holds in trust for the

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                                   Minister any proof or claim and any
                                   dividend received by the Guarantor; or

                            (c)    claim to be entitled by way of
                                   contribution, indemnity, subrogation,
                                   marshalling or otherwise to the benefit of any other security held by the Minister in connection with this agreement.

Minister's rights

                    46.6 If a claim that a payment to the Minister in connection with this agreement is void or voidable under laws relating to insolvency or protection of creditors is upheld, conceded or compromised, the Minister is immediately entitled as against the Guarantor to the rights to which the Minister would have been entitled under this clause 46 if all or part of the payment had not been made.

Costs and expenses

                    46.7 The Guarantor agrees to pay to the Minister on demand the Minister's costs and expenses, including legal costs and expenses relating to any action in connection with this guarantee and indemnity, including its enforcement.

Assignment of benefit of this agreement

                    46.8 If the benefit of this agreement is transferred or assigned by the Minister to any person, the benefit of this guarantee and indemnity extends to and is to be taken to be assigned to the transferee or assignee.


47       Consents

Consents and approvals not to be unreasonably withheld

                    47.1 Subject to clause 47.2 in this agreement any reference to a requirement to obtain the consent or approval of the Minister or the Commission shall be interpreted as including a proviso that such consent or approval (as the case may be)

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

                            shall not be unreasonably withheld or delayed or conditioned by the Minister or the Commission as the case may be, provided that in the case of a consent under clause 28.2 the Minister may take into account (in deciding whether or not to give consent to an assignment of the Network Lessee's rights under this agreement) whether or not in the Minister's reasonable opinion such assignment would be consistent with the State's objective referred to in Recital E.

                    47.2 Clause 47.1 shall not apply in relation to the consents or approvals of the Minister or the Commission as the case may be referred to in clauses 8.6 Non-Permitted Uses, 8.13 Freight Terminals on Corridor Land or 46 Guarantee in which cases the giving or otherwise of the relevant consent or approval shall be in the absolute discretion of the Minister or the Commission as the case may be.

EXECUTED as an agreement

Execution page

THE COMMON SEAL of the RAIL          )
CORRIDOR MINISTER was hereunto       )
affixed in the presence of:          )
                                     )

_______________________________
Signature of witness

_______________________________
Full name of witness

_______________________________
Address of witness

_______________________________
Occupation of witness

THE COMMON SEAL of THE WESTERN      )
AUSTRALIAN GOVERNMENT RAILWAYS      )
COMMISSION                          )
was hereunto affixed in the         )
presence of:                        )
                                    )


                                        ______________________________
                                        Commissioner

                                        ______________________________
                                        Secretary

SIGNED by the said                    )
THE HONOURABLE RICHARD FAIRFAX        )
COURT MLA Treasurer of the State of   )
Western Australia, in the presence    )
of:                                   )


_______________________________
Signature of witness

_______________________________
Full name of witness

_______________________________
Address of witness

_______________________________
Occupation of witness

Signed for and on behalf of          )
AUSTRALIA WESTERN RAILROAD PTY LTD   )
ACN 094 792 275 by its duly          )
authorised Attorney pursuant to      )
Power of Attorney dated              )
                                     )
                             2000    )
and who warrants that he has not     )
received any notice of revocation    )
of the grant in the presence of:
                                          _______________________________
                                          Signature of Attorney
_______________________________
Signature of Witness                      _______________________________
                                          Name of Attorney
_______________________________
Name of Witness

_______________________________
Occupation


_______________________________

_______________________________
Address

Signed for and on behalf of       )
WESTNET NARROWGAUGE PTY LTD       )
ACN 094 736 900  by its duly      )
authorised Attorney pursuant to   )
Power of Attorney dated           )
                                  )
                           2000   )
                                  )
and who warrants that he has      )
not received any notice of
revocation of the grant in the
presence of:
                                       _________________________________
                                       Signature of Attorney
______________________________
Signature of Witness                   _________________________________
                                       Name of Attorney
______________________________
Name of Witness


Occupation


_____________________________

_____________________________
Address

Signed for and on behalf of      )
AUSTRALIAN RAILROAD GROUP PTY    )
LTD ACN 080 579 308 by its duly  )
authorised Attorney pursuant to  )
Power of Attorney dated          )
                                 )
                          2000   )
and who warrants that he has     )
not received any notice of       )
revocation of the grant in the
presence of:
                                     ________________________________
                                     Signature of Attorney
_______________________________
Signature of Witness                 ________________________________
                                     Name of Attorney
_______________________________
Name of Witness

_______________________________
Occupation


_______________________________

_______________________________
Address